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Exhibit 10.9

Execution Version

AMENDED AND RESTATED CRUDE OIL GATHERING AGREEMENT

by and between

HESS TRADING CORPORATION,

as Shipper

and

HESS NORTH DAKOTA PIPELINES LLC,

as Gatherer

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i

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APPENDICES AND EXHIBITS

APPENDIX I	OPERATING TERMS AND CONDITIONS
APPENDIX II	DEFINITIONS

EXHIBIT A-1	GOLIATH SUBSYSTEM
EXHIBIT A-2	HAWKEYE SUBSYSTEM
EXHIBIT A-3	RED SKY SUBSYSTEM
EXHIBIT A-4	SHORT-HAUL LINES
EXHIBIT B-1	DEDICATED AREA; EXCLUDED FIELDS
EXHIBIT B-2	DEDICATED CONTRACTS
EXHIBIT C	CONFLICTING DEDICATIONS
EXHIBIT D	CURRENT DEVELOPMENT PLAN
EXHIBIT E	CURRENT GATHERING SYSTEM PLAN
EXHIBIT F	CURRENT MINIMUM VOLUME COMMITMENTS
EXHIBIT G-1	FEES
EXHIBIT G-2	FEE RECALCULATION MODEL
EXHIBIT G-3	SECONDARY TERM FEE
EXHIBIT H	RECEIPT POINTS
EXHIBIT I	DELIVERY POINTS
EXHIBIT J	INSURANCE
EXHIBIT K	ADDRESSES FOR NOTICE PURPOSES

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AMENDED AND RESTATED CRUDE OIL GATHERING AGREEMENT

THIS AMENDED AND RESTATED CRUDE OIL GATHERING AGREEMENT (as the same may be amended from time to time in accordance herewith, this "Agreement") is made effective for all purposes (except as otherwise expressly set forth herein) as of January 1, 2014 at 12:01 a.m. CCT (the "Effective Time"), by and between Hess Trading Corporation, a Delaware corporation ("Shipper"), and Hess North Dakota Pipelines LLC, a Delaware limited liability company ("Gatherer"). Shipper and Gatherer are sometimes together referred to in this Agreement as the "Parties" and individually as a "Party".

RECITALS

WHEREAS, on (a) October 30, 2014, the Parties entered into that certain Crude Oil Gathering Agreement, dated effective as of the Effective Time, (b) April 2, 2015, the Parties entered into that certain First Amendment to Crude Oil Gathering Agreement, dated effective as of the Effective Time, (c) July 1, 2015, the Parties entered into that certain Second Amendment to Crude Oil Gathering Agreement, dated effective as of the Effective Time, and (d) December 2, 2016, the Parties entered into that certain Third Amendment to Crude Oil Gathering Agreement, dated effective as of the Effective Time (such agreement, as the same has been amended, modified or supplemented as of the date hereof pursuant to the amendments referenced above, the "Original Agreement").

WHEREAS, Gatherer owns, operates and maintains the Gathering System (as defined herein), which allows Gatherer to gather Crude Oil (as defined herein) from various receipt point(s) and to redeliver Crude Oil to various delivery point(s).

WHEREAS, Shipper owns or Controls (as defined herein), and has the right to Tender (as defined herein), certain Crude Oil (such Crude Oil, "Shipper Crude Oil") into the Gathering System, and Gatherer desires to provide the System Services (as defined herein) for the Shipper Crude Oil, on the terms and subject to the conditions in this Agreement.

WHEREAS, the Parties desire to amend and restate the Original Agreement to modify certain terms and conditions set forth therein.

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AGREEMENTS

NOW, THEREFORE, in consideration of the mutual agreements, covenants, and conditions in this Agreement contained, Gatherer and Shipper hereby agree to amend and restate the Original Agreement in its entirety as follows:

ARTICLE 1

DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1 Definitions. As used in this Agreement, capitalized words and terms shall have the meaning ascribed to such terms in Appendix II attached hereto.

Section 1.2 References and Rules of Construction. All references in this Agreement to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words "this Agreement", "herein", "hereby", "hereunder" and "hereof", and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited. The word "including" (in its various forms) means "including without limitation". All references to "$" or "dollars" shall be deemed references to "United States dollars". Each accounting term not defined herein will have the meaning given to it under generally accepted accounting principles. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. References to any Law means such Law as it may be amended from time to time.

ARTICLE 2

GATHERING SYSTEM; TERM

Section 2.1 Gathering System. The "Gathering System" means all of the Subsystems and all of the Short-Haul Lines, collectively (including, for the avoidance of doubt, any System Extensions with respect thereto). As of January 1, 2017, there are three existing Subsystems: (a) the "Goliath Subsystem", which is the Crude Oil gathering system currently under construction that is owned by Gatherer and more particularly described on Exhibit A-1; (b) the "Hawkeye Subsystem", which is the existing Crude Oil gathering system owned by Gatherer and more particularly described on Exhibit A-2; and (c) the "Red Sky Subsystem", which is the existing Crude Oil gathering system owned by Gatherer and more particularly described on Exhibit A-3, in each case, as such Subsystems may be modified and/or extended from time to time, including pursuant to a System Extension. As of January 1, 2017, the "Short-Haul Lines" are the existing self-contained short-haul Crude Oil transportation lines owned by Gatherer and more particularly described on Exhibit A-4, in each case, as such Short-Haul Lines may be modified and/or extended from time to time, including pursuant to a System Extension.

Section 2.2 Term. Subject to earlier termination pursuant to Section 10.1 (a) this Agreement shall commence at the Effective Time and shall remain in effect until the 10th anniversary of the Effective Time (the "Initial Term"), (b) Gatherer shall have the option, exercisable by the delivery of written Notice to Shipper on or before the date that is three Years prior to the expiration of the Initial Term, to renew this Agreement for one additional ten Year

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period (such second ten Year period, the "Secondary Term"), and (c) thereafter, this Agreement shall automatically renew for successive Yearly periods unless terminated by either Party through the delivery of written Notice to the other Party on or before the date that is 180 Days prior to the end of the Secondary Term or the then-current Yearly term, as applicable (the Initial Term, the Secondary Term and any subsequent Yearly renewal periods, collectively, the "Term"). Notwithstanding the foregoing, Shipper shall have the right to reject any election by Gatherer to renew this Agreement for the Secondary Term, and instead cause the termination of this Agreement at the end of the Initial Term, if and only if (i) the "Provider" under the TEXA does not elect to renew the TEXA past the end of the Initial Term hereunder, and (ii) Shipper rejects the Gatherer's election to renew this Agreement for the Secondary Term within six Months of the 7th anniversary of the Effective Time. Should Gatherer elect to renew this Agreement for the Secondary Term pursuant to this Section 2.2 (and Shipper, if applicable, does not reject such renewal election as set forth above), then, upon the beginning of the Secondary Term (and thereafter during the Term of this Agreement), the provisions of Section 7.1(h) and Exhibit G-3 shall be applicable hereunder. For the avoidance of doubt, during the Initial Term the provisions of Section 7.1(h) and Exhibit G-3 shall not be applicable hereunder.

ARTICLE 3

SYSTEM SERVICES

Section 3.1 System Services. Subject to the provisions of this Agreement and rights of all applicable Governmental Authorities, during the Term, Gatherer shall provide, or cause to be provided, the following services with respect to Shipper Crude Oil, in each case, in accordance with the terms and conditions of this Agreement (collectively, the "System Services"):

(a) "Gathering Services", which means: (i) the receipt of Shipper Crude Oil Tendered by or on behalf of Shipper at the Receipt Points (other than the Injection Points); (ii) the gathering of such Shipper Crude Oil; (iii) the redelivery of such Crude Oil at the relevant Delivery Points (as Nominated by Shipper) for Shipper's account, less Product Losses allocated to Shipper in accordance with this Agreement; and (iv) the metering of such Shipper Crude Oil at the Receipt Points (other than the Injection Points) and applicable Delivery Points;

(b) "Injection Services", which means: (i) the receipt of Shipper Crude Oil Tendered by or on behalf of Shipper at the Injection Points; (ii) the gathering of such Shipper Crude Oil; (iii) the redelivery of such Crude Oil at the relevant Delivery Points (as Nominated by Shipper) for Shipper's account, less Product Losses allocated to Shipper in accordance with this Agreement; and (iv) the metering of such Shipper Crude Oil at the Injection Points and applicable Delivery Points; and

(c) those other services to be performed by Gatherer in respect of Shipper Crude Oil as set forth in this Agreement.

Section 3.2 Services Standard. Gatherer agrees to own, operate, and maintain, at its sole cost, risk and expense, the Gathering System and the other facilities, in each case, necessary

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to provide the System Services contemplated in this Agreement in accordance with the then-current Development Plan and Gathering System Plan and in a good and workmanlike manner in accordance with standards customary in the industry in the geographic area where the Gathering System is located.

Section 3.3 Exchange of Information. Each Party agrees to use its reasonable efforts to provide, on a timely basis, such information to the other Party as may be reasonably needed by such other Party to perform its obligations hereunder (including, in the case of Gatherer, to provide the System Services hereunder).

Section 3.4 Reports. Gatherer shall file all necessary reports and/or notices required by applicable Laws with respect to the performance by Gatherer of the System Services pursuant to this Agreement.

ARTICLE 4

DEDICATION OF PRODUCTION

Section 4.1 Dedication.

(a) Subject to the provisions of Section 4.1 through Section 4.4 and Article 17, Shipper exclusively dedicates and commits to deliver to Gatherer under this Agreement all:

(i) Shipper Crude Oil formerly owned or Controlled by Producer and produced from those oil and gas properties located in the area described on Exhibit B-1 (such area, as the same may be modified from time to time by the Parties hereunder, the "Dedicated Area") that are operated by Producer or that are not operated by Producer, but from which Producer has elected to take its applicable production in-kind (such Crude Oil, "Dedicated Producer Crude Oil"); and

(ii) Shipper Crude Oil that Shipper owns or Controls through one of the contracts described on Exhibit B-2, which shall be updated at least annually by the Parties as part of the Development Plan and Gathering System Plan process pursuant to Article 5 (such contracts, the "Dedicated Contracts"). Pending any formal amendment of Exhibit B-2 to update the list of Dedicated Contracts contained thereon, the Parties acknowledge and agree that Shipper's delivery of Notice to Provider pursuant to Section 19.2 indicating Shipper's intent to dedicate a contract to Provider under this Agreement as a "Dedicated Contract" shall be sufficient to classify (A) such contract as a "Dedicated Contract" for all purposes hereunder until Exhibit B-2 is formally amended to include the same, and (B) all volumes owned or Controlled by Shipper pursuant to such contract and delivered to Provider hereunder (to the extent such volumes were delivered from and after the last update of Exhibit B-2 and prior to the delivery of such written notice or after the delivery of such written notice) as "Dedicated Crude Oil" for all purposes hereunder.

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(b) All Dedicated Producer Crude Oil and all Shipper Crude Oil subject to a Dedicated Contract that (i) is not described in Section 4.1(c)(i), (ii) is not subject to a Conflicting Dedication, (iii) has not been released (either temporarily or permanently) from dedication pursuant to Section 4.3, and (iv) has not been reserved and utilized by Shipper pursuant to Section 4.4, is referred to collectively hereunder as "Dedicated Production".

(c) Notwithstanding the foregoing:

(i) any Dedicated Producer Crude Oil (A) that is produced from a well that was drilled and completed, and is operated, in each case, by a Non-Party that is not an Affiliate of Shipper, and (B) that such Non-Party operator (and not Shipper or any of Shipper's Affiliates) markets under applicable contractual arrangements with respect to such well and such Shipper Crude Oil, shall not be considered "Dedicated Production" hereunder; and

(ii) no Dedicated Contract may be amended, modified or otherwise supplemented by Shipper such that the volume of Dedicated Production resulting therefrom would be reduced without the prior written consent of Gatherer, such consent not to be unreasonably withheld; provided, however, that such restrictions shall not apply to (A) any termination or expiration of any such Dedicated Contract pursuant to its terms, or (B) the removal of any individual Well from the coverage of any such Dedicated Contract that, on average, produces less than 100 Barrels of Crude Oil a Month.

Section 4.2 Conflicting Dedications. Notwithstanding anything in this Agreement to the contrary, Shipper shall have the right to comply with each gathering agreement or any commitment or arrangement (including any volume commitment) that would require any Shipper Crude Oil to be gathered on any gathering system or similar system other than the Gathering System (each, a "Conflicting Dedication") that (a) is in effect as of January 1, 2017 and is described in Exhibit C, or (b) is applicable and in effect as of the date that Shipper acquires Control of any Crude Oil produced from lands covered by the Dedicated Area that was not under the Control of Shipper as of January 1, 2017. Notwithstanding the foregoing, Shipper shall only have the right to comply with the applicable Conflicting Dedication up to and until the first Day of the Month following the termination of such Conflicting Dedication (without giving effect to any right of Shipper to renew or extend the term of such Conflicting Dedication). For the avoidance of doubt, any Shipper Crude Oil that, but for a Conflicting Dedication, would be considered "Dedicated Production" hereunder, shall, automatically upon the termination of the applicable Conflicting Dedication, be considered "Dedicated Production" hereunder. As of January 1, 2017, Shipper represents that, except as set forth in Exhibit C, the Dedicated Production is not subject to any Conflicting Dedication.

Section 4.3 Releases from Dedication.

(a) If Gatherer has failed to complete the facilities necessary to connect a Planned Receipt Point to the Gathering System within 180 Days of the applicable Target Completion Date contained in the then-currently agreed Gathering System Plan, then, upon written Notice from Shipper to Gatherer, the volumes of Dedicated Production applicable to such Planned

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Receipt Point shall be permanently released from the dedication under this Agreement and Shipper may deliver and commit such Shipper Crude Oil that was formerly Dedicated Production to such other gatherer or gatherers as it shall determine in its sole discretion.

(b) Certain Dedicated Production may also be temporarily released from dedication under this Agreement in the event of:

(i) (A) Gatherer failing to complete the facilities necessary to connect a Planned Receipt Point to the Gathering System by the applicable Target Completion Date contained in the then-currently agreed Gathering System Plan, and (B) such failure causing there to be insufficient capacity on the applicable Subsystem to accommodate the volumes of Dedicated Production contained in the applicable System Production Estimates applicable to such time and Subsystem;

(ii) the Parties agreeing (whether pursuant to Section 5.3(e) or otherwise) upon the Target Completion Date for a Planned Receipt Point that is greater than three Months following the date on which Shipper requested that such Planned Receipt Point be operational in its applicable proposed Updated Development Plan delivered pursuant to Section 5.1(a), as more particularly provided in Section 5.3(f)(i);

(iii) any curtailment or interruption of the System Services to be provided to Shipper as set forth in Section 8.5(d) or in Section 1.5 of the Operating Terms;

(iv) a material breach of this Agreement by Gatherer as provided in Section 13.1(b); or

(v) an order of a Governmental Authority that causes the curtailment of System Services to Shipper as provided in Section 8.2.

(c) Certain Dedicated Production may also be permanently released from dedication under this Agreement as expressly provided in Section 5.3(f)(ii).

Section 4.4 Shipper's Reservations. Shipper reserves the following rights respecting Dedicated Producer Crude Oil and all Shipper Crude Oil subject to a Dedicated Contract for itself: to deliver or furnish to applicable operators such Shipper Crude Oil as a reasonable and prudent operator would deem appropriate or necessary for production operations.

ARTICLE 5

DEVELOPMENT PLAN; GATHERING SYSTEM PLAN; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 5.1 Development Plans. Shipper has provided Gatherer with a report attached hereto as Exhibit D (the "Current Development Plan") describing in detail, as of January 1, 2017, the planned development, drilling, and production activities to take place with respect to Dedicated Production for the applicable Development Period. The information contained in the

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Current Development Plan is broken out on a Subsystem-by-Subsystem basis and Short-Haul Line basis and, with respect to the first three Years covered by the Current Development Plan, on a Quarter-by-Quarter basis, and with respect to the remaining Years covered by the Current Development Plan, on a Year-by-Year basis. The Current Development Plan attached hereto has been approved by the Parties.

(a) From time to time during each Year of the Term, the Parties shall meet to discuss the planned development, drilling, and production activities that Shipper expects to take place with respect to Dedicated Production for the then-applicable Development Period. Shipper and Gatherer shall each make their respective representatives available to participate in such meetings and discussions. No later than August 1 of each such Year, Shipper shall provide (or cause to be provided) to Gatherer a proposed update of the then-currently agreed Development Plan, prepared on the same basis as the Current Development Plan and describing in detail the planned development, drilling, and production activities to take place with respect to Dedicated Production for the then-applicable Development Period (any such update, an "Updated Development Plan" and, together with the Current Development Plan, each, a "Development Plan").

(b) Each proposed Development Plan shall include information as to the following, in each case, broken out on a Subsystem-by-Subsystem and Short-Haul Line basis and, with respect to the first three Years covered by such Development Plan, on a Quarter-by-Quarter basis, and, with respect to the remaining Years covered by such Development Plan, on a Year-by-Year basis:

(i) all Wells that, as of the date such Development Plan was delivered, are currently in existence and (A) the production therefrom is being delivered into the Gathering System, or (B) are awaiting connection to the Gathering System;

(ii) the Wells that are expected to be drilled during the time period covered by such Development Plan (each such Well reflected in such Development Plan, a "Planned Well"), and the estimated timing of the drilling of such Planned Wells;

(iii) forward-looking production estimates for the applicable time period covered by such Development Plan for all Shipper Crude Oil (A) that Shipper reasonably and in good faith believes will become owned or Controlled by Shipper during the time period covered by such Development Plan, and/or (B) that will be produced from (I) in the aggregate, all Wells then-existing and (II) in the aggregate, any Planned Wells included in such Development Plan (such collective estimates described in subsections (A) and (B), both with respect to a particular Quarter and an entire Year, the "Dedicated Production Estimates");

(iv) (A) each new receipt point (including the location thereof) proposed by Shipper with respect to the Dedicated Production Estimate reflected in such Development Plan (each such receipt point, including those located at the site of a Planned Well, a "Planned Receipt Point"), (B) each Receipt Point at which Shipper expects to Tender

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Shipper Crude Oil reflected in such Development Plan into the Gathering System, and (C) the estimated portion of the Dedicated Production Estimate contained in such Development Plan that Shipper expects to Tender at each such Receipt Point and Planned Receipt Point;

(v) the earliest date on which each Planned Well included in the Development Plan is estimated to be completed and producing, which date shall not be earlier than three Months after the January 1st that is immediately subsequent to the date that the Development Plan that initially reflected such Planned Well was delivered to Gatherer hereunder;

(vi) the anticipated characteristics of the production from the Wells and Planned Wells reflected in such Development Plan and the projected production volumes and production pressures applicable thereto; provided that Shipper may utilize the existing and historical production information from similarly situated Wells;

(vii) (A) each new delivery point (including the location thereof) proposed by Shipper with respect to the Dedicated Production Estimate reflected in such Development Plan (each such delivery point, a "Planned Delivery Point"), (B) each Delivery Point at which Shipper expects to Nominate Shipper Crude Oil produced from the Wells and Planned Wells reflected in such Development Plan to be redelivered to Shipper, and (C) the estimated portion of the Dedicated Production Estimate contained in such Development Plan that Shipper expects to Nominate to each such Delivery Point and Planned Delivery Point;

(viii) any (A) proposed revision to the then-existing Dedicated Area and/or any then-existing Dedicated Contract and/or (B) any new contract that Shipper proposes to be a Dedicated Contract; and

(ix) other information reasonably requested by Gatherer that is relevant to the design, construction, and operation of the Gathering System, including (A) any System Extension proposed by Shipper, (B) the relevant Receipt Point and Planned Receipt Point facilities applicable to such Development Plan, and (C) the relevant Downstream Facilities and Delivery Point and Planned Delivery Point facilities applicable to such Development Plan.

Section 5.2 Gathering System Plans. Gatherer has provided Shipper with a report attached hereto as Exhibit E (the "Current Gathering System Plan") describing and/or depicting, as of January 1, 2017, the modifications, extensions, enhancements, major maintenance and/or other actions necessary in order for the Gathering System to be able to provide System Services to Shipper in accordance with the Current Development Plan. The Current Gathering System Plan attached hereto has been approved by the Parties.

(a) From time to time during each Year of the Term, the Parties shall meet to discuss any modifications, extensions, enhancements, major maintenance and/or other actions necessary

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in order for the Gathering System to be able to provide System Services to Shipper to meet the planned development, drilling, and production activities that Shipper expects to take place with respect to Dedicated Production for the then-applicable Development Period. Following the receipt of a proposed Updated Development Plan from Shipper, Gatherer shall (i) first develop and provide to Shipper a high-level summary and estimate of any proposed update to the Current Gathering System Plan or the then-currently agreed Gathering System Plan, as applicable, and (ii) subsequently (and as soon as reasonably practicable) following the delivery of such summary, develop and provide to Shipper a fully detailed version of such proposed update to the Current Gathering System Plan or the then-currently agreed Gathering System Plan, as applicable, describing and/or depicting the modifications, extensions, enhancements, major maintenance and/or other actions necessary in order for the Gathering System to be able to provide System Services to Shipper in accordance with the proposed Updated Development Plan (each such detailed plan, as the then-currently agreed plan may be updated or amended from time to time, a "Gathering System Plan").

(b) Each proposed Gathering System Plan shall include information as to the following:

(i) each Subsystem and Short-Haul Line then-existing and operational;

(ii) all Receipt Points, Planned Receipt Points, Delivery Points and Planned Delivery Points served or to be served by the Gathering System, including the contractual operating pressures and maximum operating pressures thereof;

(iii) estimates (broken out on a Subsystem-by-Subsystem and Short-Haul Line basis) of all modifications, enhancements and/or extensions to the Gathering System (other than Maintenance Capital Expenditures and Operating Expenses) that (A) would be owned and operated by Gatherer and (B) would need to be constructed and/or placed into service hereunder to provide the System Services pursuant to the terms hereof (each, a "System Extension"), in each case, that are necessary in order for Gatherer to provide the System Services to Shipper Crude Oil as set forth in the applicable Development Plan (the "Committed Build-Outs");

(iv) the estimated schedule for completing the construction and installation of the planned Committed Build-Outs (such estimate, with respect to each such Committed Build-Out, the "Target Completion Date"); and

(v) the estimated changes to the Fees that would result if a Party made a Recalculation Election as a result of such updated Gathering System Plan and applicable Updated Development Plan.

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(c) Simultaneously with the delivery of any proposed Gathering System Plan, Gatherer shall also prepare and deliver to Shipper a report containing the following budget and schedule information with respect to the applicable proposed Gathering System Plan (each, a "System Budget"):

(i) the estimated budgeted amounts (other than Maintenance Capital Expenditures and Operating Expenses) for the construction and installation of the planned Committed Build-Outs contained in the applicable Gathering System Plan (such amounts, collectively, "Committed Build-Out Costs" and each such estimate, a "Committed Build-Out Estimate");

(ii) the estimated budgeted amounts for all Maintenance Capital Expenditures that Gatherer believes will be necessary to provide the System Services as contemplated by the applicable Development Plan and Gathering System Plan, including with respect to all Committed Build-Outs included therein (each such estimate, a "Maintenance Capital Estimate");

(iii) the estimated budgeted amounts for all operating expenses that Gatherer believes will be necessary to provide the System Services as contemplated by the applicable Development Plan and Gathering System Plan, including with respect to all Committed Build-Outs included therein (each such estimate, an "Operating Expense Estimate"); and

(iv) an estimated schedule of all maintenance that Gatherer deems necessary or advisable to perform on the Gathering System in the next Year in order to provide the System Services set forth in the applicable Development Plan and Gathering System Plan, including with respect to all Committed Build-Outs included therein.

Notwithstanding anything herein to the contrary, Gatherer shall be entitled to update any System Budget (and any or all of its constituent subparts) following the agreement of the Parties on any proposed Updated Development Plan and its corresponding proposed Gathering System Plan pursuant to Section 5.3(a).

Section 5.3 Agreement on Proposed Development Plan and Gathering System Plan; Meetings; Amendments to Currently Agreed Development Plan and Gathering System Plan.

(a) The Parties shall use their good faith efforts to agree upon a proposed Updated Development Plan and corresponding proposed Gathering System Plan on or before December 31st of the Year in which such Updated Development Plan was first delivered to Gatherer. Any failure to agree upon a proposed Updated Development Plan and its corresponding proposed Gathering System Plan by such date shall mean the then-currently agreed Development Plan and Gathering System Plan shall remain in force until such time as they are replaced by a mutually agreed Updated Development Plan and updated Gathering System Plan, respectively.

(b) Shipper shall make representatives of Shipper available to discuss the proposed Updated Development Plan from time to time with Gatherer and its representatives at Gatherer's request. Gatherer shall make representatives of Gatherer available to discuss the proposed Gathering System Plan from time to time with Shipper and its representatives at Shipper's request.

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(c) The Parties and their respective representatives shall meet not less frequently than quarterly during the Term. At all such meetings, the Parties shall exchange updated information about the plans for the development and expansion of the properties producing the then-existing Dedicated Production, including amendments to the then-currently agreed Development Plan, and the Gathering System, including amendments to the then-currently agreed Gathering System Plan and then-current System Budget, and shall have the opportunity to discuss and provide comments on the other Party's plans.

(d) Shipper may deliver to Gatherer, from time to time, a proposed amendment to the then-currently agreed Development Plan. Following delivery of such proposed amendment, the Parties shall meet to discuss the adoption of any amendments proposed by Shipper and use their respective good faith efforts to reach agreement on any such proposed amendment and any necessary corresponding amendments to the then-currently agreed Gathering System Plan. Upon the agreement of the Parties upon any such amendment to the then-currently agreed Development Plan (and any necessary corresponding amendments to the then-currently agreed Gathering System Plan), Gatherer shall be entitled to update the applicable System Budget to reflect such agreed-upon amendments.

(e) Should the Parties be unable to reach agreement on (w) any proposed Updated Development Plan or corresponding updated Gathering System Plan pursuant to Section 5.3(a), (x) any proposed amendment to the then-currently agreed Development Plan and/or any necessary corresponding amendments to the then-currently agreed Gathering System Plan pursuant to Section 5.3(d), (y) whether or not to extend all or a portion of the Temporary Release, or (z) the decision to install any additional facilities as contemplated pursuant to Section 1.1(b) of the Operating Terms (and/or any amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities), then either Party may elect, by delivering written Notice to the other Party (each, an "Executive Election") to invoke the following provisions with respect to such disputed amendments or facilities, as applicable:

(i) any Executive Election delivered hereunder shall include (A) the (1) proposed Updated Development Plan and/or proposed corresponding updated Gathering System Plan that such electing Party proposes be adopted, (2) amendment to the then-currently agreed Development Plan and/or Gathering System Plan that such electing Party proposes be adopted, (3) proposed portion(s) of the Temporary Release, if any, that should be extended in accordance with Exhibit B-1, or (4) additional facilities contemplated pursuant to Section 1.1(b) of the Operating Terms that such electing Party proposes be installed (and/or any amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities), as applicable, and (B) the name and title of (1) the executive who (x) has the authority to settle such dispute, (y) is at a Vice President or higher level of management and (z) is at a higher level of management than the Persons with direct responsibility for administration of this Agreement or the amendments in dispute (any such Person, an "Executive Representative") of such electing Party who will represent such electing Party in resolving such dispute and (2) any other Person who will accompany such Executive Representative;

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(ii) within 15 Days after a Party's receipt of the applicable Executive Election, the receiving Party shall submit to the electing Party a written response to such Executive Election that includes (A) the (1) proposed Updated Development Plan and/or proposed corresponding updated Gathering System Plan that such electing Party proposes be adopted, (2) amendment to the then-currently agreed Development Plan and/or Gathering System Plan that such responding Party proposes be adopted, (3) proposed portion(s) of the Temporary Release, if any, that should be extended in accordance with Exhibit B-1, or (4) additional facilities contemplated pursuant to Section 1.1(b) of the Operating Terms that such electing Party proposes be installed (and/or any amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities), as applicable, and (B) the name and title of (1) the Executive Representative of such responding Party who will represent such responding Party in resolving such dispute and (2) any other Person who will accompany such Executive Representative;

(iii) the Parties shall then attempt in good faith to resolve the applicable dispute by negotiations between their respective Executive Representatives; and

(iv) such Executive Representatives of the Parties shall meet at least weekly (or as more often as they reasonably deem necessary), at a mutually acceptable time and place, until the applicable dispute has been resolved.

Notwithstanding anything in this Agreement to the contrary, in no event shall Gatherer be required to agree to any Updated Development Plan and corresponding updated Gathering System Plan that contains a Committed Build-Out that (x) has a corresponding Target Completion Date that occurs after the end of the Initial Term, and (y) Gatherer, in its sole discretion, does not wish to approve, whether pursuant to an Executive Election and the related provisions of this Section 5.3(e) or otherwise.

(f) In the event that any agreed-upon (whether pursuant to Section 5.3(e) or otherwise) Updated Development Plan and corresponding updated Gathering System Plan either (x) contain a Committed Build-Out with respect to a Planned Receipt Point, but the Target Completion Date with respect thereto is more than three Months following the date on which Shipper requested that such Planned Receipt Point be operational in its proposed Updated Development Plan delivered pursuant to Section 5.1(a), or (y) do not contain a Committed Build-Out with respect to a Planned Receipt Point that was included by Shipper in its proposed Updated Development Plan delivered pursuant to Section 5.1(a), then:

(i) in the circumstances described above in Section 5.3(f)(x), Shipper shall be entitled to a temporary release from dedication hereunder of the Dedicated Production that would utilize such Planned Receipt Point, with such temporary release (A) being effective as of the date that Shipper requested such Planned Receipt Point to be

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operational in its proposed Updated Development Plan delivered pursuant to Section 5.1(a), and (B) ending on the latter of (1) the Target Completion Date of the applicable Committed Build-Out as contained in such agreed-upon Updated Development Plan and corresponding updated Gathering System Plan, and (2) the date such Committed Build-Out is actually completed and placed into service; or

(ii) in the circumstances described above in Section 5.3(f)(y), if the date on which Shipper requested that such Planned Receipt Point be operational in its proposed Updated Development Plan delivered pursuant to Section 5.1(a) falls in the Initial Term, then Shipper shall be entitled to a permanent release from dedication hereunder of the Dedicated Production that would utilize such Planned Receipt Point, with such permanent release being effective as of the date during the Initial Term that Shipper requested such Planned Receipt Point be operational in its proposed Updated Development Plan delivered pursuant to Section 5.1(a).

Section 5.4 Expansion of Gathering System; Committed Build-Outs.

(a) Gatherer shall, at its sole cost and expense, design, construct and operate all Committed Build-Outs contained in the then-currently agreed Gathering System Plan for the purpose of providing System Services in accordance with this Agreement.

(b) Gatherer is responsible, at its sole cost, for the acquisition and maintenance of rights of way, surface use and/or surface access agreements necessary to construct, own and operate the Gathering System and provide the System Services hereunder (including any Committed Build-Outs); provided, however, that in the event (i) any right of way, surface use and/or surface access agreement necessary to construct, own or operate any Committed Build-Out cannot be obtained by Gatherer on terms and conditions reasonably acceptable to Gatherer, and (ii) Shipper cannot facilitate Gatherer's receipt of any such necessary right of way, surface use and/or surface access agreement on terms and conditions reasonably acceptable to Gatherer, then Gatherer shall not be obligated to complete such Committed Build-Out. Gatherer agrees to provide Shipper with quarterly updates as to the progress of any then-approved Committed Build-Outs. Additionally, should Gatherer reasonably believe that any Committed Build-Out will not be completed and placed in-service by the applicable Target Completion Date reflected in the applicable Gathering System Plan, Gatherer shall send written Notice to Shipper of such delay promptly upon Gatherer's determination that such delay will be reasonably likely to occur.

(c) The Parties agree to work together in good faith to obtain the necessary permits and authorizations from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to construct, own and operate each Committed Build-Out as expeditiously as reasonably practicable. The Parties further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such permits, authorizations, consents and rights of way.

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(d) Upon the completion of any Committed Build-Out constituting a Planned Receipt Point or a Planned Delivery Point, the Parties shall amend Exhibit H or Exhibit I, as applicable, to include such new Receipt Point or Delivery Point.

ARTICLE 6

MINIMUM VOLUME COMMITMENT; SHORTFALL CREDITS

Section 6.1 MVC. For each Quarter during the Term, Shipper shall be obligated to Tender for delivery into each Subsystem a minimum volume of Shipper Crude Oil (each such minimum amount with respect to each Subsystem, a "Minimum Volume Commitment" or "MVC"). The MVCs for each Subsystem for the Quarters occurring in Year 2017 are set forth on Exhibit F attached hereto. Following Year 2016, the MVCs with respect to each Subsystem for any Quarter occurring in the then-subsequent three Year period shall be equal to 80% of the applicable Dedicated Production Estimate for such Quarter and such Subsystem contained in the then-currently agreed Development Plan. Notwithstanding the foregoing and regardless of the Dedicated Production Estimates with respect to any such Quarter included in any Updated Development Plan thereafter, the MVC for such Quarter and Subsystem contained in any prior Development Plan shall not be reduced by such Updated Development Plan (but the applicable MVC volumes may be increased). Should any Dedicated Production be released (either permanently or temporarily) from the dedication contained in this Agreement pursuant to Section 4.3, the then-applicable MVC shall be proportionately reduced by the portion of the then-current Dedicated Production Estimate so released. Should any such temporary release from dedication expire, then, upon such expiration, the then-applicable MVC shall be proportionately increased by the portion of the applicable Dedicated Production Estimate that is no longer released from dedication hereunder.

(a) Notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2017, the definition of "MVC" contained in the Original Agreement and the MVC mechanisms contained in Section 6.1 of the Original Agreement shall, in each case, remain applicable hereunder.

Section 6.2 MVC Shortfall Credits. If Shipper pays any Shortfall Fee with respect to any Quarter in the Secondary Term or thereafter, then, subject to the other provisions of this Section 6.2, for a period of four full Quarters from the date such Shortfall Fee was accrued, Shipper shall be entitled to a credit with respect to the Fees payable by Shipper during any such Quarter in connection with volumes of Shipper Crude Oil Tendered by Shipper or for Shipper's account into the Receipt Points attributable to the applicable Subsystem for which such Shortfall Fee was incurred during any such Quarter, but only to the extent such volumes are in excess of the applicable Dedicated Production Estimate for such Subsystem and such Quarter (each such volume credit, stated in Barrels, a "MVC Shortfall Credit").

(a) During any subsequent Quarter in which an earned MVC Shortfall Credit may be utilized by Shipper, Shipper may only utilize such MVC Shortfall Credit for volumes of Shipper Crude Oil delivered into the applicable Subsystem in excess of the applicable Dedicated Production Estimate for such Subsystem and such Quarter as contained in the then-currently agreed Development Plan.

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(b) The use of a MVC Shortfall Credit shall result in Shipper not being obligated to pay any Fee attributable to volumes of Shipper Crude Oil, stated in Barrels, delivered into the Receipt Points applicable to such Subsystem, but only up to the amount of such MVC Shortfall Credit and only with respect to volumes of Shipper Crude Oil in excess of the applicable Dedicated Production Estimate for such Subsystem and such Quarter as contained in the then-currently agreed Development Plan.

(c) Each MVC Shortfall Credit shall expire at the end of the fourth full Quarter following the date on which the applicable Shortfall Fee was accrued.

(d) Gatherer shall be responsible for keeping records and balances of any applicable MVC Shortfall Credits that have been earned by Shipper and providing such balances to Shipper upon Shipper's request.

(e) The Parties agree that, as of December 31, 2016, there shall be no outstanding "MVC Shortfall Credits" (as such term is defined in the Original Agreement), and any such amounts that (i) have accrued on or prior to December 31, 2016 pursuant to the Original Agreement, but (ii) have not (or cannot) be utilized by Shipper hereunder with respect to Shipper Crude Oil Tendered to the Gathering System prior to December 31, 2016, shall be of no further force and effect and shall not be given any application hereunder. Notwithstanding anything herein to the contrary but subject to the first sentence of this Section 6.2(e), with respect to all periods prior to January 1, 2017, the definition of "MVC Shortfall Credits" contained in the Original Agreement and the MVC Shortfall Credit mechanisms contained in Section 6.2 and elsewhere of the Original Agreement shall, in each case, remain applicable hereunder.

ARTICLE 7

FEES; DEDUCTIONS

Section 7.1 Fees. The Fees to be paid by Shipper to Gatherer for the performance of the System Services are set forth in this Section 7.1.

(a) Subject to the provisions of Section 6.2 (but only with respect to periods prior to January 1, 2017 and with respect to the Secondary Term thereafter), each Month, Shipper shall pay to Gatherer the following fees in accordance with the terms of this Agreement for the Gathering Services provided by Gatherer with respect to Shipper Crude Oil received by Gatherer from Shipper or for Shipper's account during such Month:

(i) with respect to Shipper Crude Oil received into a Receipt Point on the Goliath Subsystem: (A) the aggregate volume of Shipper Crude Oil received by Gatherer from Shipper or for Shipper's account at the applicable Receipt Points during such Month, stated in Barrels, multiplied by (B) the Goliath Gathering Fee;

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(ii) with respect to Shipper Crude Oil received into a Receipt Point on the Hawkeye Subsystem: (A) the aggregate volume of Shipper Crude Oil received by Gatherer from Shipper or for Shipper's account at the applicable Receipt Points during such Month, stated in Barrels, multiplied by (B) the Hawkeye Gathering Fee; and

(iii) with respect to Shipper Crude Oil received into a Receipt Point on the Red Sky Subsystem: (A) the aggregate volume of Shipper Crude Oil received by Gatherer from Shipper or for Shipper's account at the applicable Receipt Points during such Month, stated in Barrels, multiplied by (B) the Red Sky Gathering Fee.

(b) Each Month, Shipper shall pay to Gatherer the following fees in accordance with the terms of this Agreement for the Injection Services provided by Gatherer with respect to Shipper Crude Oil received by Gatherer from Shipper or for Shipper's account during such Month: (i) the aggregate volume of Shipper Crude Oil received by Gatherer from Shipper or for Shipper's account at the applicable Injection Points during such Month, stated in Barrels, multiplied by (ii) the Injection Fee.

(c) For any Quarter, should Shipper fail to Tender an aggregate volume of Shipper Crude Oil to Gatherer at the Receipt Points for any Subsystem equal to the Goliath MVC, the Hawkeye MVC or the Red Sky MVC, as applicable, for such Quarter, then Shipper shall pay to Gatherer the following fees in accordance with the terms of this Agreement as a result of such shortfall (such fee, a "Shortfall Fee"): (i) (A) the then-applicable MVC for such Subsystem, minus (B) the aggregate volumes, stated in Barrels, of Shipper Crude Oil actually delivered into such Subsystem at the applicable Receipt Points by Shipper or for Shipper's account during such Quarter, minus (C) the aggregate volumes, stated in Barrels, of Dedicated Production Tendered for delivery by Shipper or on Shipper's account into such Subsystem at the applicable Receipt Points during such Quarter but not received into the Gathering System by Gatherer due to reasons of Force Majeure or curtailment, minus (D) the aggregate volumes, stated in Barrels, of Dedicated Producer Crude Oil not Tendered for delivery by Shipper or on Shipper's account into such Subsystem at the applicable Receipt Points during such Quarter due to reasons of a Force Majeure event affecting Shipper that Gatherer has accepted as a Force Majeure event hereunder, multiplied by (ii) the Gathering Fee applicable to such Subsystem.

(d) If any Updated Development Plan contains, for any Year, a Dedicated Production Estimate that is at least 15% greater than the Dedicated Production Estimate for such Year contained in the most recent previously agreed-upon Development Plan, then Gatherer shall have the right, at its sole discretion, to elect to permanently increase the Return on Capital by two percent (2%) for each 15% increase represented by such Dedicated Production Estimate. Such right must be exercised by Gatherer prior to the start of the Year to which such Updated Development Plan that triggered the provisions of this Section 7.1(d) first applies, and absent such exercise by Gatherer such right to increase the Return on Capital shall be deemed waived by Gatherer.

(e) At any time on or prior to January 15th of each Year, either Party may make an election to have the then-currently agreed Fees recalculated with respect to such Year (a

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"Recalculation Election"); provided, that, prior to the date such Recalculation Election is made, the Parties shall have agreed upon an Updated Development Plan for such Year or the Parties shall have been unable to agree upon an Updated Development Plan for such Year. Upon a Recalculation Election being made, the Fees will be recalculated based upon such then-currently agreed Development Plan. Any such recalculation shall be based on the model attached hereto as Exhibit G-2, which takes into account:

(i) the aggregate volumes of Dedicated Production (including volumes of Crude Oil that Shipper intends to dedicate pursuant to a new Dedication Contract but for which Exhibit B-2 has not yet been amended pursuant to Section 4.1(a)(ii)) contained in a Dedicated Production Estimate that have actually been delivered by Shipper into the Receipt Points, in each case, prior to such Year during the Term; provided, however, that such aggregate volumes shall not, for purposes of the recalculation (A) exceed the applicable Dedicated Production Estimates for such Years as contained in the applicable Development Plans or (B) be deemed to be lower than the applicable MVC for such Years as contained in the applicable Development Plans;

(ii) any Committed Build-Out Costs actually incurred by Gatherer prior to such Year during the Term, regardless whether or not such amounts are less than, equal to or greater than the applicable Committed Build-Out Estimates for such Years;

(iii) the Committed Build-Out Estimates contained in the then-current System Budget for the current and future Years;

(iv) the Maintenance Capital Estimates (A) for the previous Years of the Term as contained in the System Budgets applicable to such Years, and (B) contained in the then-current System Budget for the current and future Years;

(v) the Operating Expense Estimates (A) for the previous Years of the Term as contained in the System Budgets applicable to such Years, and (B) contained in the then-current System Budget for the current and future Years;

(vi) the Historical Capital Expenditures;

(vii) the Dedicated Production Estimates;

(viii) the then-current Return on Capital; and

(ix) the percentage change, from the preceding Year, in the Consumer Price Index as published by the Department of Labor, in the subsection titled "Consumer Price Index for All Urban Consumers" (such index, the "CPI"). For purposes of any Recalculation Election and notwithstanding anything in the foregoing to the contrary, (A) no increase or decrease to any Fee resulting solely from a CPI adjustment shall exceed 3.0% for any given Year, and (B) no Fee shall ever be decreased as a result of any applicable CPI percentage change below the original amount of such Fee set forth in Exhibit G-1 for Year 2014.

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(f) Any Fees recalculated under Section 7.1(e) shall apply as of January 1st of the Year to which the relevant Updated Development Plan leading to such Recalculation Election first applies, and shall remain in effect for the remainder of the Term until such Fees may subsequently be re-calculated pursuant to Section 7.1(e).

(g) Following any (i) Recalculation Election made pursuant to Section 7.1(e), (ii) determination of any Fee pursuant to Section 7.1(h) (once such Section of this Agreement becomes applicable hereunder), or (iii) other agreement by the Parties upon any changes to any Fee hereunder, whether such changes are agreed pursuant to an agreed Updated Development Plan and related updated Gathering System Plan or otherwise, in each case, the Parties shall update Exhibit G-1 to reflect such updated Fee amount(s).

(h) Notwithstanding anything in this Agreement to the contrary, effective as of the first Year of the Secondary Term:

(i) each Fee hereunder shall be recalculated for each Year, effective as of January 1 of each Year, in accordance with the provisions of Exhibit G-3 attached hereto; and

(ii) the provisions of Section 5.2(b)(v), Section 7.1(d), Section 7.1(e) and Section 7.1(f) shall no longer be applicable hereunder and such Sections shall be disregarded for all purposes of this Agreement.

(i) Notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2017, the definition of "Fee" and its constituent sub-definitions contained in the Original Agreement and the Fee mechanisms set forth in Section 7.1(a) through 7.1(h) of the Original Agreement shall, in each case, remain applicable hereunder with respect to the System Services provided prior to January 1, 2017.

Section 7.2 Product Losses. Shipper acknowledges that certain volumetric losses of Shipper Crude Oil will occur even if the System Services are conducted in accordance with the provisions of Section 3.2, and such losses attributable to Product Losses shall be shared and allocated among all shippers utilizing each Subsystem of the Gathering System in the proportion that each such shipper Tenders Crude Oil into such Subsystem at the applicable Receipt Points. Shipper shall bear all Product Losses or gains that may occur while any Shipper Crude Oil is in the Gathering System. Notwithstanding anything in the foregoing to the contrary, from and after the fourth anniversary of the Effective Time, Shipper shall only bear Product Losses pursuant to this Section 7.2 up to the Product Loss Allowance, and Gatherer shall bear all Product Losses in excess of the Product Loss Allowance.

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ARTICLE 8

TENDER, NOMINATION AND GATHERING OF PRODUCTION

Section 8.1 Priority of Service.

(a) All Dedicated Production Tendered to the Receipt Points shall, up to an aggregate volume of [***]% of the then-current total capacity of each Subsystem and/or Short-Haul Line, as applicable, be entitled to Anchor Shipper Firm Service.

(b) All Additional Crude Oil shall, only to the extent such volumes of Additional Crude Oil (together with all quantities of Dedicated Production Tendered to the applicable Subsystem) are both (i) needed by Shipper to fulfill the then-applicable MVC for such Subsystem, and (ii) less than or equal to [***]% of the then-current total capacity of such Subsystem, be entitled to Anchor Shipper Firm Service.

(c) All Additional Crude Oil shall, to the extent such volumes of Additional Crude Oil (together with all other quantities of Shipper Crude Oil Tendered to the applicable Subsystem, including any Dedicated Production) are in excess of the then-applicable MVC for such Subsystem, but less than or equal to [***]% of the then-current total capacity of such Subsystem, be entitled to Firm Service.

(d) All Additional Crude Oil shall, to the extent such volumes of Additional Crude Oil (together with all other quantities of Shipper Crude Oil Tendered to the applicable Short-Haul Lines, including any Dedicated Production) are less than or equal to [***]% of the then-current total capacity of such Short-Haul Line, be entitled to Firm Service.

(e) All Additional Crude Oil not described in subsections (b) through (d) above shall only be entitled to Interruptible Service.

Section 8.2 Governmental Action. In the event any Governmental Authority issues an order requiring Gatherer to allocate capacity on the Gathering System to another shipper, Gatherer shall do so by (a) first, reducing Crude Oil entitled to Interruptible Service, (b) second, reducing Crude Oil entitled to Firm Service, and shall only curtail receipts of Crude Oil entitled to Firm Service (which curtailment shall be done in accordance with Section 8.5) to the extent necessary to allocate such capacity as required by the Governmental Authority to such other shipper, after complete curtailment of Interruptible Service, and (c) third, reducing Crude Oil entitled to Anchor Shipper Firm Service, and shall only curtail receipts of Crude Oil entitled to Anchor Shipper Firm Service (which curtailment shall be done in accordance with Section 8.5) to the extent necessary to allocate such capacity as required by the Governmental Authority to such other shipper, after complete curtailment of Interruptible Service and Firm Service. In such event Gatherer shall not be in breach or default of its obligations under the Agreement and shall have no liability to Shipper in connection with or resulting from any such curtailment; provided, however, that Gatherer shall, at Shipper's request, temporarily release from the dedication under this Agreement all of Shipper's volumes of Dedicated Production interrupted or curtailed as the result of such allocation, but only for the duration of such mandated allocation. Notwithstanding

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the foregoing, should any Governmental Authority issue an order requiring Gatherer to allocate capacity on the Gathering System to a shipper other than Shipper, Gatherer agrees to use its commercially reasonable efforts to cooperate with, and support, Shipper in such actions that Shipper may in good faith take against such Governmental Authority and/or order; provided, however, that Gatherer shall not be required to cooperate in any such undertaking that Gatherer, in its good faith opinion, believes would materially and adversely affect Gatherer or the Gathering System.

Section 8.3 Tender of Dedicated Production and Additional Crude Oil. Subject to Article 14 and all applicable Laws, each Day during the Term Shipper shall Tender to the Gathering System at each applicable Receipt Point all of the Dedicated Production available to Shipper at such Receipt Point up to the applicable capacity of such Receipt Point. Shipper shall have the right to Tender to Gatherer for System Services under this Agreement Additional Crude Oil; provided that, subject to Section 8.1, any such Additional Crude Oil shall only be entitled to Interruptible Service unless otherwise agreed in writing by the Parties.

Section 8.4 Nominations, Scheduling and Curtailment. Nominations and scheduling of Crude Oil available for, and interruptions and curtailment of, System Services under this Agreement shall be performed in accordance with the applicable Operating Terms set forth in Appendix I.

Section 8.5 Suspension/Shutdown of Service.

(a) During any period when all or any portion of the Gathering System is shut down because of necessary maintenance, repairs or modifications or Force Majeure or because such shutdown is necessary to avoid injury or harm to persons, property, the environment, or the integrity of the Gathering System, receipts and/or deliveries of Shipper Crude Oil may be curtailed as set forth in Section 1.5 of the Operating Terms. In such cases, Gatherer shall have no liability to Shipper, except to the extent such shut down is caused by the gross negligence or willful misconduct of Gatherer (and then Gatherer shall have liability only to the extent of such gross negligence or willful misconduct).

(b) Gatherer shall have the right to curtail or interrupt receipts and deliveries of Crude Oil for brief periods to perform necessary maintenance of and repairs or modifications to (including modifications required to perform its obligations under this Agreement) the Gathering System; provided, however, that Gatherer shall use its commercially reasonable efforts to (i) coordinate its maintenance, repair, and modification operations on the Gathering System with the operations of Shipper and (ii) schedule maintenance, repair, and modification operations on the Gathering System so as to avoid or minimize, to the greatest extent possible, service curtailments or interruptions on the Gathering System. Gatherer shall provide Shipper with (A) 30 Days prior Notice of any upcoming normal and routine maintenance, repair, and modification projects that Gatherer has planned that would result in a curtailment or interruption of Shipper's deliveries of Crude Oil on the Gathering System and the estimated time period for such curtailment or interruption, whether or not such maintenance, repair or modifications activities are contained in the then-current System Budget, and (B) Notice of any amendment, modification or other change to the schedule of maintenance, repair or modifications activities contained in the then-current System Budget.

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(c) It is specifically understood by Shipper that operations and activities on facilities upstream or downstream of the Gathering System beyond Gatherer's control may impact operations on the Gathering System, and the Parties agree that Gatherer shall have no liability therefor unless any such impact was caused by the gross negligence or willful misconduct of Gatherer (and then Gatherer shall have liability only to the extent of such gross negligence or willful misconduct). Shipper is required to obtain, maintain or otherwise secure capacity on or into the Downstream Facilities applicable to each Delivery Point that is sufficient to accommodate the volumes of Shipper Crude Oil that were Nominated by Shipper to such Delivery Points. Notwithstanding the provisions of Section 8.6, should Shipper fail to arrange such adequate downstream transportation, Gatherer may (i) cease receipts of Shipper Crude Oil at the Receipt Points, or (ii) may continue receipts of Shipper Crude Oil at the Receipt Points and then deliver and sell any such Shipper Crude Oil to any purchaser at its sole discretion, accounting to Shipper for the net value received from the sale of such Crude Oil (after costs of transportation, taxes, and other costs of marketing).

(d) If at any time Gatherer interrupts or curtails receipts and deliveries of Crude Oil pursuant to this Section 8.5 (other than Section 8.5(c)) for a period of 30 consecutive Days, then, at Shipper's written request, the affected volumes of Dedicated Production shall be temporarily released from dedication to this Agreement for a period commencing as of the date of such request and ending as of the next first Day of a Month following the expiration date of Shipper's mitigating commercial arrangement for such Dedicated Production.

Section 8.6 Crude Oil Marketing and Transportation. As between the Parties, Shipper shall be solely responsible for, and shall make all necessary arrangements at and downstream of the Delivery Points for, receipt, further transportation and marketing of Shipper Crude Oil.

Section 8.7 Downstream Delivery Points. Gatherer shall use its commercially reasonable efforts to maintain, and shall act as a reasonable and prudent operator in maintaining, all interconnect and operating agreements with Non-Parties reasonably necessary to facilitate the re-delivery of Shipper Crude Oil to Shipper at the Delivery Points.

ARTICLE 9

QUALITY AND PRESSURE SPECIFICATIONS

Section 9.1 Quality Specifications. All Crude Oil delivered at the Receipt Points by Shipper to Gatherer shall meet the quality specifications set forth in Section 1.1 of the Operating Terms.

(a) Provided that Shipper Crude Oil delivered to the Receipt Points complies with such quality specifications set forth in Section 1.1 of the Operating Terms, all Crude Oil that is redelivered at the Delivery Points by Gatherer to Shipper shall meet the quality specifications of the applicable Downstream Facilities at the relevant Delivery Points; provided, however, that in

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the event any such quality specifications of the applicable Downstream Facilities change from and after the date of this Agreement, Gatherer's obligations under this Section 9.1(a) shall be subject to the provisions of Section 1.1(b) of the Operating Terms.

(b) The Parties recognize and agree that all Shipper Crude Oil gathered by Gatherer through the Gathering System may be commingled with other Crude Oil volumes received and, subject to Gatherer's obligation to redeliver to Shipper at the Delivery Points Crude Oil that satisfies the applicable quality specifications of the Delivery Points, (i) such Crude Oil shall be subject to such changes in quality, composition and other characteristics as may result from such commingling, and (ii) Gatherer shall have no other obligation to Shipper associated with changes in quality of Crude Oil as the result of such commingling.

Section 9.2 Pressure. Shipper shall Tender or cause to be Tendered Shipper Crude Oil to each applicable Receipt Point at sufficient pressure to enter the Gathering System against its contractual operating pressure, but not in excess of the maximum operating pressure for such Receipt Point. Gatherer shall redeliver Shipper Crude Oil at each applicable Delivery Point at pressures not in excess of the maximum operating pressure for such Delivery Point.

(a) Shipper shall have the means to ensure that Shipper Crude Oil is prevented from entering the Gathering System at pressures in excess of the applicable maximum operating pressure, and Gatherer shall have the obligation and right to restrict the flow of Crude Oil into the Gathering System to protect the Gathering System from over pressuring.

(b) Gatherer's obligation to redeliver Crude Oil to a given Delivery Point shall, subject to Gatherer's compliance with Section 8.7, be subject to the operational limitations of the Downstream Facility receiving such Crude Oil, including the Downstream Facility's capacity, measurement capability, operating pressures and any operational balancing agreements as may be applicable.

ARTICLE 10

TERMINATION

Section 10.1 Termination.

(a) This Agreement may be terminated in its entirety as follows:

(i) by Gatherer upon written Notice to Shipper, if Shipper fails to pay pursuant to Section 12.2 any Invoice rendered pursuant to Section 12.1 and such failure is not remedied within 30 Days of written Notice of such failure to Shipper by Gatherer;

(ii) by one Party upon written Notice to the other Party, if such second Party fails to perform or comply with any material warranty, covenant or obligation contained in this Agreement (other than (A) as provided above in Section 10.1(a)(i), (B) for reasons of Force Majeure in accordance with Article 14, or (C) with respect to any material warranty, covenant or obligation contained in this Agreement for which this Agreement

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expressly sets forth a specific remedy or consequence (other than termination) as a result of any breach of, or failure to comply with, such material warranty, covenant or obligation), and such failure has not been remedied within 60 Days after receipt of written Notice from the non-defaulting Party of such failure;

(iii) by Gatherer upon written Notice to Shipper, if Shipper or Shipper Parent (A) makes an assignment or any general arrangement for the benefit of creditors, (B) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar Law for the protection of creditors or has such petition filed or proceeding commenced against either of them, or (C) otherwise becomes bankrupt or insolvent (however evidenced);

(iv) by Gatherer upon written Notice to Shipper pursuant to the provisions of Section 15.4(c); and

(v) by Gatherer upon written Notice to Shipper pursuant to the provisions of Section 18.2.

(b) This Agreement may be terminated with respect to any Subsystem if such Subsystem is Uneconomic during any six consecutive Months, by Gatherer upon written Notice to Shipper delivered within 180 Days following the end of such sixth consecutive Month.

(i) As used herein, "Uneconomic" means that (A) the total direct operating costs and expenses incurred by Gatherer in the operation of such Subsystem (including general and administrative expenses, insurance costs and any out of pocket repair and/or maintenance costs and expenses) exceeds (B) the total net revenues received by Gatherer for the operation of such Subsystem, all as determined in accordance with United States generally accepted accounting principles.

(ii) Should Gatherer reasonably believe that any Subsystem will be Uneconomic for more than three consecutive Months, Gatherer shall advise Shipper of such belief and shall provide Shipper with supporting documentation reasonably necessary to confirm such Uneconomic status.

(iii) Promptly following Gatherer advising Shipper of such potential Uneconomic status, the Parties shall meet to discuss Gatherer's belief and related calculations and any measures that may be taken by the Parties to mitigate and/or reverse the Uneconomic status of such Subsystem.

(iv) Should (A) the Parties fail to reach agreement upon any such appropriate mitigation measures prior to the date upon which Gatherer would otherwise be entitled to terminate this Agreement pursuant to this Section 10.1(b), (B) the Parties reasonably believe that agreement upon such mitigation measures will nevertheless be possible, and (C) Shipper makes Gatherer whole during any such Uneconomic periods occurring during such negotiation period such that, due to Shipper's payment efforts, the operation

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of such Subsystem is not Uneconomic to Gatherer (whether through Shipper paying of the operating costs of such Subsystem or otherwise), then for so long as subparts (B) and (C) of this Section 10.1(b)(iv) remain true, Gatherer shall not be entitled to exercise its termination rights pursuant to this Section 10.1(b).

(v) Upon the implementation of any such mitigating measures hereunder, should (A) the Uneconomic condition cease to exist for three consecutive Months, and (B) the reversion of any such mitigating measures not be reasonably likely to cause such Uneconomic condition to return, then any terms of this Agreement affected by such mitigating measures will revert back to the terms in effect prior to Gatherer's declaration of Uneconomic status pursuant to this Section 10.1(b).

Section 10.2 Effect of Termination or Expiration of the Term.

(a) Upon the end of the Term (whether pursuant to a termination pursuant to Section 10.1(a) or otherwise), this Agreement shall forthwith become void and the Parties shall have no liability or obligation under this Agreement, except that (i) the termination of this Agreement shall not relieve any Party from any expense, liability or other obligation or remedy therefor which has accrued or attached prior to the date of such termination, and (ii) the provisions of Section 16.2 through Section 16.5 and Article 19 (other than Section 19.3), and such portions of Appendix II as are necessary to give effect to the foregoing, shall, in each case, survive such termination and remain in full force and effect indefinitely.

(b) Upon the termination of this Agreement with respect to a certain Subsystem pursuant to Section 10.1(b), this Agreement shall, only with respect to such Subsystem, forthwith become void and the Parties shall have no liability or obligation under this Agreement with respect to such Subsystem, except that (i) the termination of this Agreement with respect to such Subsystem shall not relieve any Party from any expense, liability or other obligation or remedy therefor which has accrued or attached prior to the date of such termination with respect to such Subsystem, and (ii) the provisions of Section 16.2 through Section 16.5 shall survive such termination and remain in full force and effect indefinitely with respect to such Subsystem.

Section 10.3 Damages for Early Termination. If a Party terminates this Agreement pursuant to Section 10.1(a)(i), Section 10.1(a)(ii), Section 10.1(a)(iii), or Section 10.1(a)(v), then such terminating Party may pursue any and all remedies at law or in equity for its claims resulting from such termination, subject to Section 16.4.

ARTICLE 11

TITLE AND CUSTODY

Section 11.1 Title. A Nomination (or Tendering without a Nomination) of Crude Oil by Shipper shall be deemed a warranty of title to such Crude Oil by Shipper, or a warranty of the right of Shipper to deliver such Crude Oil for gathering under this Agreement. By Nominating Crude Oil for delivery into the Gathering System at the Receipt Point(s), Shipper also agrees to indemnify, defend and hold Gatherer harmless from any and all Losses resulting from any claims

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by a Non-Party of title or rights to such Crude Oil, other than any claims arising out of Gatherer's breach of its warranty made in the succeeding sentence of this Section 11.1. By receiving Shipper Crude Oil at the Receipt Points, Gatherer (a) warrants to Shipper that Gatherer has the right to accept and redeliver such Crude Oil, less any Product Losses, free and clear of any title disputes, liens or encumbrances arising by, through or under Gatherer, but not otherwise, and (b) agrees to indemnify, defend and hold Shipper harmless from any and all Losses resulting from title disputes, liens or encumbrances arising by, through or under Gatherer, but not otherwise. Title to Shipper's share of Product Losses shall be transferred to Gatherer at the Receipt Points.

Section 11.2 Custody. From and after the delivery of Shipper Crude Oil to Gatherer at the Receipt Point(s), until Gatherer's redelivery of such Crude Oil to or for Shipper's account at the applicable Delivery Point(s), as between the Parties, Gatherer shall have custody and control of such Crude Oil. In all other circumstances, as between the Parties, Shipper shall be deemed to have custody and control of such Crude Oil.

ARTICLE 12

BILLING AND PAYMENT

Section 12.1 Invoices. On or before the 10th Day of each Month, Gatherer will render to Shipper an invoice, divided out on a Subsystem-by-Subsystem and Short-Haul Line basis (each, an "Invoice"), for all Fees (including the calculations thereof) owed for System Services provided to Shipper for the preceding Month and any other amounts as may be due under this Agreement for the preceding Month, net of any other credits or deductions to which Shipper is entitled hereunder, including any MVC Shortfall Credit. Each Invoice shall also contain the volumes of all Product Losses allocated to Shipper with respect to each Subsystem or Short-Haul Line, as applicable, in accordance with this Agreement. Gatherer shall include with each Invoice such information in its possession as is reasonably sufficient to explain and support both the amounts due and any adjustments to amounts previously invoiced.

Section 12.2 Payments. Unless otherwise agreed by the Parties, payments of amounts included in any Invoice delivered pursuant to this Agreement shall be due and payable, in accordance with each Invoice's instructions, on or before the later of (a) the 20th Day of the Month in which such Invoice was delivered, and (b) the date that is five Business Days after Shipper's receipt of the applicable Invoice. All payments by Shipper under this Agreement shall be made by electronic funds transfer of immediately available funds to the account designated by Gatherer in the applicable Invoice. Any amounts not paid by the due date will be deemed delinquent and will accrue interest at the Interest Rate, such interest to be calculated from and including the due date but excluding the date the delinquent amount is paid in full. All Invoices shall be paid in full, but payment of any disputed amount shall not waive the payor's right to dispute the Invoice in accordance with this Section 12.2. Shipper may, in good faith (i) dispute the correctness of any Invoice or any adjustment to an Invoice rendered under this Agreement or (ii) request an adjustment of any Invoice for any arithmetic or computational error, in each case, within 24 Months following the date on which the applicable Invoice (or adjustment thereto) was received by Shipper. Any dispute of an Invoice by Shipper or Invoice adjustment requested by

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Shipper shall be made in writing and shall state the basis for such dispute or adjustment. Upon resolution of the dispute, any required payment shall be made within ten Business Days of such resolution, along with interest accrued at the Interest Rate from and including the due date but excluding the date paid.

Section 12.3 Audit. Each Party has the right, at its sole expense and during normal working hours, to examine the records of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge or computation made pursuant to the provisions of this Agreement. The scope of such examination will be limited to the previous 24 Months calculated following the end of the Month in which such Notice of audit, statement, charge or computation was presented. No Party shall have the right to conduct more than one audit during any Year. If any such examination reveals any inaccuracy in any statement or charge, the necessary adjustments in such statement or charge and the payments necessitated thereby shall be made within ten Business Days of resolution of the inaccuracy. This Section 12.3 will survive any termination of the Agreement for the later of (a) a period of 24 Months from the end of the Month in which the date of such termination occurred and (b) until a dispute initiated within such 24 Month period is finally resolved, in each case for the purpose of such statement and payment objections.

ARTICLE 13

REMEDIES

Section 13.1 Suspension of Performance; Release from Dedication.

(a) If Shipper fails to pay pursuant to Section 12.2 any Invoice rendered pursuant to Section 12.1 and such failure is not remedied within five Business Days of written Notice of such failure to Shipper by Gatherer, Gatherer shall have the right to suspend performance under this Agreement until such amount, including interest at the Interest Rate, is paid in full.

(b) In the event a Party fails to perform or comply with any material warranty, covenant or obligation contained in this Agreement (other than as provided in Section 13.1(a)), and such failure has not been remedied within 30 Days after receipt of written Notice from the other Party of such failure, then the non-defaulting Party shall have the right to suspend its performance under this Agreement. If Shipper elects to suspend performance as the result of Gatherer's uncured material default, then the Dedicated Production affected by such default shall be deemed to be temporarily released from the terms of this Agreement during the period of such suspension of performance.

Section 13.2 No Election. In the event of a default by a Party under this Agreement, the other Party shall be entitled in its sole discretion to pursue one or more of the remedies set forth in this Agreement, or such other remedy as may be available to it under this Agreement, at Law or in equity, subject, however, to the limitations set forth in Article 16. No election of remedies shall be required or implied as the result of a Party's decision to avail itself of any remedy under this Agreement.

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ARTICLE 14

FORCE MAJEURE

Section 14.1 Events of Force Majeure. An event of "Force Majeure" means, an event that (a) is not within the reasonable control of the Party claiming suspension (the "Claiming Party"), (b) that prevents the Claiming Party's performance or fulfillment of any obligation of the Claiming Party under this Agreement (other than the payment of money), and (c) that by the exercise of due diligence the Claiming Party is unable to avoid or overcome in a reasonable manner. An event of Force Majeure includes, but is not restricted to: (i) acts of God; (ii) wars (declared or undeclared); (iii) insurrections, hostilities, riots, industrial disturbances, blockades or civil disturbances; (iv) epidemics, landslides, lightning, earthquakes, washouts, floods, fires, storms or storm warnings; (v) acts of a public enemy, acts of terror, or sabotage; (vi) explosions, breakage or accidents to machinery or lines of pipe; (vii) hydrate obstruction or blockages of any kind of lines of pipe; (viii) freezing of wells or delivery facilities, partial or entire failure of wells, and other events beyond the reasonable control of Shipper that affect the timing of production or production levels; (ix) mining accidents, subsidence, cave-ins and fires; and (x) action or restraint by any Governmental Authority (so long as the Claiming Party has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint). Notwithstanding anything herein to the contrary, an event of Force Majeure specifically excludes the following occurrences or events: (A) the loss, interruption, or curtailment of interruptible transportation on any Downstream Facility necessary to take delivery of Shipper Crude Oil at any Delivery Point, unless and only to the extent the same event also curtails firm transportation at the same Delivery Point; (B) increases or decreases in Shipper Crude Oil supply (other than any such increase or decrease caused by the actions described in subpart (x) above), allocation or reallocation of Shipper Crude Oil production by the applicable well operators; (C) loss of markets; (D) loss of supply of equipment or materials; (E) failure of specific, individual wells or appurtenant facilities in the absence of an event of Force Majeure broadly affecting other wells in the same geographic area; and (F) price changes due to market conditions with respect to the purchase or sale of Crude Oil gathered hereunder or the economics associated with the delivery, connection, receipt, gathering, or redelivery of such Crude Oil.

Section 14.2 Actions. If either Gatherer or Shipper is rendered unable by an event of Force Majeure to carry out, in whole or part, its obligations under this Agreement and such Claiming Party gives Notice and reasonably full details of the event to the other Party as soon as practicable after the occurrence of the event, then, during the pendency of such Force Majeure, but only during that period, the obligations of the Claiming Party shall be canceled or suspended, as applicable, to the extent required; provided, however, that notwithstanding anything in the foregoing to the contrary, neither Party shall be relieved from any indemnification obligation or any obligation to make any payments hereunder as the result of Force Majeure, regardless which Party is affected. The Claiming Party shall use commercially reasonable efforts to remedy the Force Majeure condition with all reasonable dispatch, shall give Notice to the other Party of the termination of the Force Majeure, and shall resume performance of any suspended obligation promptly after termination of such Force Majeure. If the Claiming Party is Shipper and such Force Majeure is an event affecting a Delivery Point (but not all Delivery Points), such

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commercially reasonable efforts shall require, to the extent of capacity available to Shipper at the applicable Downstream Facilities, Shipper to Nominate Shipper Crude Oil for redelivery at those Delivery Points not affected by such Force Majeure. For the avoidance of doubt, if and to the extent Gatherer is delayed in completing any Committed Build-Outs by a Force Majeure event, then the Target Completion Date applicable thereto shall be extended for a period of time equal to that during which such obligations of Gatherer were delayed by such events.

Section 14.3 Strikes, Etc. The settlement of strikes or lockouts shall be entirely within the discretion of the Claiming Party, and any obligation hereunder to remedy a Force Majeure event shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing Person(s) when such course is inadvisable in the sole discretion of the Claiming Party.

ARTICLE 15

REPRESENTATIONS AND COVENANTS

Section 15.1 Party Representations.

(a) Each Party represents and warrants to the other Party as follows: (i) there are no suits, proceedings, judgments, or orders by or before any Governmental Authority that materially adversely affect (A) its ability to perform its obligations under this Agreement or (B) the rights of the other Parties hereunder, (ii) it is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its formation, and it has the legal right, power and authority and is qualified to conduct its business, and to execute and deliver this Agreement and perform its obligations hereunder, (iii) the making and performance by it of this Agreement is within its powers, and have been duly authorized by all necessary action on its part, (iv) this Agreement constitutes a legal, valid, and binding act and obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other Laws affecting creditors' rights generally, and with regard to equitable remedies, to the discretion of the court before which proceedings to obtain same may be pending, and (v) there are no bankruptcy, insolvency, reorganization, receivership or other arrangement proceedings pending or being contemplated by it.

(b) Shipper represents and warrants to Gatherer that, during the Term, Shipper has the sole and exclusive right to purchase all Crude Oil owned or Controlled by Producer and produced from those oil and gas properties located in the Dedicated Area that are operated by Producer, or that are not operated by Producer, but from which Producer has elected to take its applicable production in-kind (such right, collectively, the "Exclusive Producer Purchase Right").

Section 15.2 Joint Representations. Shipper and Gatherer jointly acknowledge and agree that (a) the movement of Shipper Crude Oil on the Gathering System under this Agreement constitutes (and is intended to constitute for purposes of all applicable Laws) a movement of Shipper Crude Oil, in each case, that is not subject to the jurisdiction of the Federal Energy Regulatory Commission, (b) the Fees have been freely negotiated and agreed upon as a result of good faith negotiations and are not discriminatory or preferential, but are just, fair, and

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reasonable in light of the Parties' respective covenants and undertakings herein during the term of this Agreement, and (c) neither Shipper nor Gatherer had an unfair advantage over the other during the negotiation of this Agreement.

Section 15.3 Applicable Laws. This Agreement is subject to all valid present and future Laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the System Services performed under this Agreement or the Gathering System and other facilities utilized under this Agreement.

Section 15.4 Government Authority Modification. It is the intent of the Parties that the rates and terms and conditions established by any Governmental Authority having jurisdiction shall not alter the rates or terms and conditions set forth in this Agreement. If any Governmental Authority having jurisdiction modifies the rates or terms and conditions set forth in this Agreement, then (in addition to any other remedy available to the Parties at Law or in equity):

(a) the Parties hereby agree to negotiate in good faith to enter into such amendments to this Agreement and/or a separate arrangement in order to give effect, to the greatest extent possible, to the rates and other terms and conditions set forth in this Agreement;

(b) the Parties agree to vigorously defend and support in good faith the enforceability of the rates and terms and conditions of this Agreement; and

(c) in the event that the Parties are not successful in accomplishing the objectives set forth in (a) and (b) above such that, following the failure to accomplish such objectives, Gatherer is not in substantially the same economic position as it was prior to any such regulation, then Gatherer may terminate this Agreement upon the delivery of written Notice of termination to Shipper.

Section 15.5 Taxes. Shipper shall pay or cause to be paid, and agrees to indemnify and hold harmless Gatherer and its Affiliates from and against the payment of, all excise, gross production, severance, sales, occupation, and all other taxes, charges, or impositions of every kind and character required by statute or by any Governmental Authority with respect to Shipper Crude Oil and the handling thereof prior to receipt thereof by Gatherer at the Receipt Points. Subject to Section 15.4, Gatherer shall pay or cause to be paid all taxes and assessments, if any, imposed upon Gatherer for the activity of gathering of Shipper Crude Oil after receipt at the Receipt Points and prior to redelivery thereof by Gatherer at the Delivery Points. Gatherer shall refund to Shipper any tax paid on Shipper's behalf (a) that is successfully disputed, and (b) for which Gatherer has actually received a refund.

Section 15.6 Exclusive Producer Purchase Right. Shipper covenants and agrees that, during the Term, it shall not, without the prior written consent of Gatherer (such consent to be given or withheld in Gatherer's sole discretion), materially alter, modify or amend the Exclusive Producer Purchase Right, including any contract or other arrangement forming a part of such right (and shall not commit or agree to do so), in any manner that would adversely affect the volumes of Crude Oil (a) to which Shipper is entitled pursuant to the Exclusive Producer Purchase Right, or (b) delivered to Gatherer by Shipper hereunder.

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ARTICLE 16

INDEMNIFICATION AND INSURANCE

Section 16.1 Custody and Control Indemnity. EXCEPT FOR LOSSES COVERED BY THE INDEMNITIES IN SECTION 11.1, THE PARTY HAVING CUSTODY AND CONTROL OF OIL UNDER THE TERMS OF SECTION 11.2 SHALL BE RESPONSIBLE FOR AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY AND SUCH OTHER PARTY'S GROUP FROM AND AGAINST EACH OF THE FOLLOWING: (A) ANY LOSSES ASSOCIATED WITH ANY PHYSICAL LOSS OF SUCH OIL (OTHER THAN PRODUCT LOSSES), INCLUDING THE VALUE OF SUCH LOST OIL, AND (B) ANY DAMAGES RESULTING FROM THE RELEASE OF ANY SUCH OIL; PROVIDED, HOWEVER, THAT NO INDEMNIFIED PERSON OR A MEMBER OF SUCH INDEMNIFIED PERSON'S GROUP SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS SECTION 16.1 WITH RESPECT TO ITS OWN NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 16.2 Shipper Indemnification. SUBJECT TO SECTION 16.1, SHIPPER AGREES TO AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS GATHERER, AND GATHERER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, PARENT, AFFILIATES AND SUBSIDIARIES, (ALL OF THE FOREGOING, THE "Gatherer Group") FROM AND AGAINST ALL LOSSES WHICH IN ANY WAY RESULT FROM ANY OF THE FOLLOWING: (A) THE OWNERSHIP, DESIGN, CONSTRUCTION, MAINTENANCE OR OPERATION OF SHIPPER'S FACILITIES; PROVIDED, HOWEVER, THAT NO MEMBER OF THE GATHERER GROUP SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS SECTION 16.2 WITH RESPECT TO THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF THE GATHERER GROUP, (B) ANY SHIPPER CRUDE OIL DELIVERED INTO THE GATHERING SYSTEM THAT DOES NOT MEET THE QUALITY SPECIFICATIONS SET FORTH IN SECTION 1.1(A) OF THE OPERATING TERMS (AS REVISED IN ACCORDANCE WITH SECTION 1.1(B) OF THE OPERATING TERMS), AND (C) THE PAYMENT OR CALCULATION OF ANY PROCEEDS, ROYALTIES OR OTHER BURDENS ON PRODUCTION DUE BY ANY PRODUCER TO APPLICABLE LESSORS, LANDOWNERS, ROYALTY HOLDERS OR OTHER INTEREST HOLDERS (INCLUDING CO-OWNERS OF WORKING INTERESTS), AS APPLICABLE, WITH RESPECT TO ANY OIL DELIVERED INTO THE GATHERING SYSTEM BY OR ON BEHALF OF SHIPPER.

Section 16.3 Gatherer Indemnification. SUBJECT TO SECTION 16.1 AND SECTION 16.5, GATHERER AGREES TO AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS SHIPPER, AND SHIPPER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, PARENT, AFFILIATES AND SUBSIDIARIES, (ALL OF THE FOREGOING, THE "Shipper Group") FROM AND AGAINST ALL LOSSES WHICH IN ANY WAY RESULT FROM THE OWNERSHIP, DESIGN, CONSTRUCTION, MAINTENANCE OR OPERATION OF THE GATHERING SYSTEM; PROVIDED, HOWEVER, THAT NO MEMBER OF THE

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SHIPPER GROUP SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS SECTION 16.3 WITH RESPECT TO (A) THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF THE SHIPPER GROUP, OR (B) ANY SHIPPER CRUDE OIL DELIVERED INTO THE GATHERING SYSTEM THAT DOES NOT MEET THE QUALITY SPECIFICATIONS SET FORTH IN SECTION 1.1(A) OF THE OPERATING TERMS (AS REVISED IN ACCORDANCE WITH SECTION 1.1(B) OF THE OPERATING TERMS).

Section 16.4 Actual Direct Damages. A PARTY'S (OR A MEMBER OF SUCH PARTY'S GROUP'S) DAMAGES RESULTING FROM A BREACH OR VIOLATION OF ANY REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR CONDITION CONTAINED IN THIS AGREEMENT OR ANY ACT OR OMISSION ARISING FROM OR RELATED TO THIS AGREEMENT SHALL BE LIMITED TO ACTUAL DIRECT DAMAGES AND SHALL NOT INCLUDE ANY OTHER LOSS OR DAMAGE, INCLUDING INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, PRODUCTION, OR REVENUES, AND EACH PARTY EXPRESSLY RELEASES THE OTHER PARTY AND THE MEMBERS OF SUCH OTHER PARTY'S GROUP FROM ALL SUCH CLAIMS FOR LOSS OR DAMAGE OTHER THAN ACTUAL DIRECT DAMAGES; PROVIDED, THAT THE LIMITATION TO DIRECT DAMAGES ONLY SHALL NOT APPLY TO ANY DAMAGE, CLAIM OR LOSS ASSERTED BY OR AWARDED TO THIRD PARTIES AGAINST A PARTY AND FOR WHICH THE OTHER PARTY WOULD OTHERWISE BE RESPONSIBLE UNDER THIS AGREEMENT.

Section 16.5 Penalties. EXCEPT FOR INSTANCES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY GATHERER, SHIPPER SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD GATHERER AND THE GATHERER GROUP HARMLESS FROM ANY LOSSES, INCLUDING ANY SCHEDULING PENALTIES OR MONTHLY BALANCING PROVISIONS, IMPOSED BY A DOWNSTREAM FACILITY IN ANY TRANSPORTATION CONTRACTS OR SERVICE AGREEMENTS ASSOCIATED WITH, OR RELATED TO, SHIPPER CRUDE OIL, INCLUDING ANY PENALTIES IMPOSED PURSUANT TO A DOWNSTREAM FACILITY'S TARIFF (IF APPLICABLE), OR WHICH MAY BE CAUSED BY OFO'S, PDA'S, OTHER PIPELINE ALLOCATION METHODS, UNSCHEDULED PRODUCTION, OR BY UNAUTHORIZED PRODUCTION.

Section 16.6 Insurance. The Parties shall carry and maintain no less than the insurance coverage set forth in Exhibit J.

ARTICLE 17

ASSIGNMENT

Section 17.1 Assignment of Rights and Obligations under this Agreement.

(a) Shipper shall be entitled to assign its rights and obligations under this Agreement (in whole or in part) to another Person; provided that (i) such transferee has also been assigned the Exclusive Producer Purchase Right (including any contract or other arrangement forming a

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part of such right), (ii) the transferee specifically assumes all of Shipper's rights and obligations hereunder, and (iii) the transferee has, in Gatherer's good faith and reasonable judgment, the financial and operational capability to perform and fulfill Shipper's obligations hereunder. Gatherer shall be entitled to assign its rights and obligations under this Agreement (in whole or in part) to another Person; provided that (A) such Person has acquired all or a portion of the Gathering System (including any Subsystem or Short-Haul Line thereof) and (B) the portion of the rights and obligations of Gatherer under this Agreement to be transferred to such Person correspond to the interest in the Gathering System so transferred to such Person.

(b) This Agreement shall be binding upon and inure to the benefit of the respective permitted successors and assigns of the Parties. Any attempted assignment made without compliance with the provisions set forth in this Section 17.1 shall be null and void ab initio.

(c) Any release of any of Dedicated Production from dedication under this Agreement pursuant to Section 4.3 shall not constitute an assignment or transfer of such Dedicated Production for the purposes of this Article 17.

Section 17.2 Pre-Approved Assignment. Each Party shall have the right, without the prior consent of the other Party, to (a) mortgage, pledge, encumber or otherwise impress a lien or security interest upon its rights and interest in and to this Agreement and (b) make a transfer pursuant to any security interest arrangement described in (a) above, including any judicial or non-judicial foreclosure and any assignment from the holder of such security interest to another Person.

ARTICLE 18

SHIPPER GUARANTEE; ADEQUATE ASSURANCES

Section 18.1 Shipper Guarantee. Concurrently with the execution of the Original Agreement, Shipper delivered to Gatherer a guarantee from Hess Corporation, the indirect owner of 100% of the issued and outstanding shares of Shipper ("Shipper Parent"), which guarantee provides provide a guarantee of all of Shipper's obligations under this Agreement.

Section 18.2 Adequate Assurances. If (a) Shipper fails to pay any Invoice according to the provisions hereof and such failure continues for a period of five Business Days after written Notice of such failure is provided to Shipper or (b) Gatherer has reasonable grounds for insecurity regarding the performance by Shipper of any obligation under this Agreement, then Gatherer, by delivery of written Notice to Shipper, may, singularly or in combination with any other rights it may have, demand Adequate Assurance by Shipper. As used herein, "Adequate Assurance" means, at the option of Shipper, (i) the advance payment in cash by Shipper to Gatherer for System Services to be provided under this Agreement in the following Month or (ii) delivery to Gatherer by Shipper of an Adequate Letter of Credit in an amount equal to not less than the aggregate amounts owed from Shipper to Gatherer hereunder for the prior two Month period. If (A) Shipper fails to provide Adequate Assurance to Gatherer within 48 hours of Gatherer's request therefor pursuant to this Section 18.2 or (B) Shipper or Shipper Parent suffers any of the actions described in Section 10.1(a)(iii), then, in either case, Gatherer shall

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have the right to, at its sole option, terminate this Agreement upon written Notice to Shipper or suspend or reduce all services under this Agreement without prior Notice to Shipper, in each case, without limiting any other rights or remedies available to Gatherer under this Agreement or otherwise. If Gatherer exercises the right to terminate this Agreement or suspend or reduce any System Services under this Section 18.2, then Shipper shall not be entitled to take, or cause to be taken, any action hereunder or otherwise against Gatherer for such termination, suspension or reduction. Failure of Gatherer to exercise its right to terminate this Agreement or suspend or reduce any System Service as provided in this Section 18.2 shall not constitute a waiver by Gatherer of any rights or remedies Gatherer may have under this Agreement, applicable Law, or otherwise.

ARTICLE 19

MISCELLANEOUS

Section 19.1 Relationship of the Parties. The rights, duties, obligations and liabilities of the Parties under this Agreement shall be individual, not joint or collective. It is not the intention of the Parties to create, and this Agreement shall not be deemed or construed to create, a partnership, joint venture or association or a trust. This Agreement shall not be deemed or construed to authorize any Party to act as an agent, servant or employee for any other Party for any purpose whatsoever except as explicitly set forth in this Agreement. In their relations with each other under this Agreement, the Parties shall not be considered fiduciaries.

Section 19.2 Notices; Voice Recording. All notices and communications required or permitted to be given under this Agreement shall be considered a "Notice" and be sufficient in all applicable respects if (a) given in writing and delivered personally, (b) sent by bonded overnight courier, (c) mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, (d) transmitted by facsimile (provided that any such fax is confirmed by written confirmation), or (e) by electronic mail with a PDF of the notice or other communication attached (provided that any such electronic mail is confirmed by written confirmation), in each case, addressed to the appropriate Person at the address for such Person shown in Exhibit K. Any Notice given in accordance herewith shall be deemed to have been given when (i) delivered to the addressee in person or by courier, (ii) transmitted by electronic communications during normal business hours, or if transmitted after normal business hours, on the next Business Day (in each case, provided that any such electronic communication is confirmed in writing), or (iii) upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States Mail if received during normal business hours, or if not received during normal business hours, then on the next Business Day, as the case may be. Any Person may change their contact information for notice by giving Notice to the other Parties in the manner provided in this Section 19.2. Either Party may, from time-to-time, agree and request that certain Notices or statements, such as operational, scheduling, Nominations, or Invoices, be sent by alternative means, such as e-mail, facsimile or otherwise. The Parties hereby agree that, to the extent permitted by Law, each Party may electronically record telephone conversations between the Parties in connection with oral notices, nominations, scheduling, or other operational communications between the Parties for purposes of confirming and documenting such communications, with or without the use of a prior warning tone or Notice.

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Section 19.3 Expenses. Except as otherwise specifically provided, all fees, costs and expenses incurred by the Parties in negotiating this Agreement shall be paid by the Party incurring the same, including legal and accounting fees, costs and expenses.

Section 19.4 Waivers; Rights Cumulative. Any of the terms, covenants, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party waiving compliance. No course of dealing on the part of any Party, or their respective officers, employees, agents, or representatives, and no failure by a Party to exercise any of its rights under this Agreement, shall, in either case, operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party of any condition, or any breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term or covenant. The rights of the Parties under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

Section 19.5 Confidentiality. For the Term of this Agreement and for one year after the termination of this Agreement, the Parties shall keep confidential the terms of this Agreement, including, but not limited to, the Fees paid hereunder, the volumes delivered (and redelivered) hereunder, all other material terms of this Agreement and any non-public information and materials delivered pursuant to this Agreement (collectively, "Confidential Information"), except as follows:

(a) to the extent disclosures of Confidential Information may be reasonably required to effectuate the performance of this Agreement by either Party or the construction, operation or maintenance of the Gathering System;

(b) to meet the requirements of any applicable Law or of a Governmental Authority with jurisdiction over the matter for which information is sought, and in that event, the disclosing Party shall provide prompt written Notice to the other Party, if legally permitted to do so, of the requirement to disclose the Confidential Information and shall take or assist the other Party in taking all reasonable legal steps available to suppress the disclosure or extent of disclosure of the information;

(c) in a sales process involving all or a portion of the Gathering System; provided that the Parties take all reasonable steps to ensure that the confidentiality of Confidential Information is maintained as a result of such sales process; and

(d) to those employees, consultants, agents, advisors and equity holders of each Party who need to know such Confidential Information for purposes of, or in connection with, the performance of such Party's obligations under this Agreement; provided that the Party disclosing the Confidential Information to those Persons shall be liable to the other Party for any damages suffered due to a failure by any of such Persons to maintain the confidentiality of the Confidential Information on the basis set forth in this Agreement.

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Section 19.6 Entire Agreement; Conflicts. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS, AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES OR THEIR PREDECESSORS PERTAINING TO THE SUBJECT MATTER HEREOF OR THE GATHERING SYSTEM. THERE ARE NO WARRANTIES, REPRESENTATIONS, OR OTHER AGREEMENTS AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, INCLUDING THE EXHIBITS AND APPENDICES HERETO, AND NO PARTY SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT OR STATEMENT OF INTENTION NOT SO SET FORTH.

Section 19.7 Amendment. This Agreement may be amended only by an instrument in writing executed by the Parties and expressly identified as an amendment or modification.

Section 19.8 Governing Law; Disputes. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE UNITED STATES FEDERAL DISTRICT COURTS LOCATED IN HARRIS COUNTY, TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL BE EXCLUSIVELY LITIGATED IN THE UNITED STATES FEDERAL DISTRICT COURTS HAVING SITES IN HARRIS COUNTY, TEXAS (AND ALL APPELLATE COURTS HAVING JURISDICTION THEREOVER). EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 19.9 Parties in Interest. Nothing in this Agreement shall entitle any Non-Party to any claim, cause of action, remedy or right of any kind.

Section 19.10 Preparation of Agreement. Both Parties and their respective counsel participated in the preparation of this Agreement. In the event of any ambiguity in this Agreement, no presumption shall arise based on the identity of the draftsman of this Agreement.

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Section 19.11 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 19.12 Operating Terms. The Operating Terms are incorporated into this Agreement for all purposes.

Section 19.13 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement, in each case, to be effective as of the Effective Time.

SHIPPER:		GATHERER:

HESS TRADING CORPORATION		HESS NORTH DAKOTA PIPELINES LLC

By:	/s/ Steven A. Villas	By:	/s/ John A. Gatling
Name:	Steven A. Villas	Name:	John A. Gatling
Title:	President	Title:	Vice President, Bakken Midstream

Signature Page to

Amended and Restated Crude Oil Gathering Agreement

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APPENDIX I

OPERATING TERMS AND CONDITIONS

1.1 Quality Specifications.

(a) Shipper Crude Oil. All Shipper Crude Oil Tendered at the Receipt Points shall conform to the following specifications:

(i) Assay. Upon initial delivery, a laboratory analysis of Shipper Crude Oil that complies with regulations and industry recommended practice shall be submitted to Gatherer by Shipper and shall include API gravity, Reid Vapor Pressure, pour point, sediment and water content, sulfur content, hydrogen sulfide, and other characteristics as may be required by Gatherer. After initial delivery, Gatherer reserves the right to require an assay to accommodate changes in regulations or changes in any characteristics of Shipper Crude Oil.

(ii) Sulfur & Gravity. All Shipper Crude Oil delivered hereunder shall have gravity and sulfur no greater than the following:

	Sulfur	Gravity
	(percentage by weight)	(API)
North Dakota Sweet	<0.5%	30 - 47
North Dakota Sour	<2.0%	30 - 47
Bakken	<0.2%	30 - 47

(iii) Basic Sediment, Water and Other Impurities. All Shipper Crude Oil delivered hereunder shall not have a content consisting of more than one half of one percent (0.5%) of basic sediment, water or other impurities.

(iv) Vapor Pressure. No Shipper Crude Oil delivered hereunder shall have a Reid Vapor Pressure of more than 12 pounds per square inch and a true vapor pressure, measured by ASTM D-6377 at 100 degrees Fahrenheit and V/L= 4, of more than 13 pounds per square inch.

(v) Refined. Except for stabilization, no Shipper Crude Oil delivered hereunder shall have been partially refined or altered in any way so as to negatively affect its value.

(vi) Hydrogen Sulfide. All Shipper Crude Oil delivered hereunder shall not have a hydrogen sulfide greater than [***] parts per million in the vapor phase.

(vii) Contamination. All Shipper Crude Oil delivered hereunder shall not have been contaminated by the presence of any chemicals, including chlorinated or oxygenated hydrocarbons; provided, however, that this Section 1.1(a)(vii) of the Operating Terms shall not prohibit Shipper's use of any corrosion inhibitors, demulsifiers, or drag reducers with respect to Shipper Crude Oil, in each case, that has been previously approved by Gatherer.

Appendix I – Page 1

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(viii) Deduction. In the event Gatherer accepts any Shipper Crude Oil delivered hereunder having an API of 47 degrees or greater, deductions will be made to cover the shrinkage and incremental evaporation resulting from the mixture thereof. Such deduction shall be determined in accordance with the following table:

API Gravity, Degrees	Deduction for Incremental Evaporation & Shrinkage
47 through 49.9	0.4%
50 through 54.9	0.5%
55 through 64.9	1.0%
65 through 74.9	1.5%
75 and above	2.0%

(ix) Crude Oil Temperature. No Shipper Crude Oil delivered hereunder will be accepted for transportation that has a temperature greater than 120 degrees Fahrenheit at the Point of Measurement.

(x) Pour Point. All Shipper Crude Oil delivered hereunder shall have a pour point no greater than 20 degrees Fahrenheit.

(b) Downstream Facilities. Notwithstanding the quality specifications above, if a Downstream Facility notifies either Party of different or additional quality specifications required at any Delivery Point that are more stringent than the specifications shown above, such Party will promptly notify the other Party of any such different or additional specifications as soon as practicable after being notified of such specifications.

(i) Following the Parties' receipt of a notice from a Downstream Facility as described in Section 1.1(b) of the Operating Terms above, the Parties shall promptly meet to discuss such different or additional quality specifications and agree upon the Parties' collective response to such Downstream Facility. Each Party agrees to use its commercially reasonable efforts to meet and agree upon such response within any applicable time limitation imposed by such Downstream Facility, any binding contractual commitment of either Party, or any Governmental Authority (including any applicable Law), as applicable.

(ii) In the event that Gatherer would be required to install any processing or treatment facilities in order to meet any such different or additional Downstream Facility quality specifications, the Parties shall meet to determine (A) what additional facilities would be needed, (B) whether or not the Parties agree that such additional facilities should be installed, and (C) what amendments to the then-current Gathering System Plan and System Budget would be needed to incorporate the installation of such additional facilities.

(iii) In the event that the Parties do not mutually agree (A) that such additional facilities should either be installed or not installed, or (B) on the amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities, then, in each case, the provisions of Section 5.3(e) shall be applied by the Parties with respect to such dispute.

Appendix I – Page 2

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(iv) In the event that the Parties mutually agree (or it is determined pursuant to Section 5.3(e)) (A) that such additional facilities should be installed, and (B) upon the amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities, then Gatherer shall be provided such period of time as would be reasonably needed to install and place into service such additional facilities.

(v) Following the date upon which any such additional facilities are installed and placed into service, such different or additional Downstream Facility quality specifications will be considered as the quality specifications with respect to the applicable Delivery Points under this Agreement for as long as required by such Downstream Facility.

(c) Nonconforming Crude Oil. Should, at any time during the Term, either Party become aware that any Crude Oil Tendered by Shipper into the Gathering System does not meet any of the quality specifications in Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms), such Party shall immediately notify the other Party of such failure and nonconforming Shipper Crude Oil and, if known, the extent of the deviation from such specifications. Upon any such notification, Shipper shall determine the expected duration of such failure and notify Gatherer of the efforts Shipper is undertaking to remedy such deficiency.

(d) Failure to Meet Specifications. If any Shipper Crude Oil delivered into the Gathering System fails to meet any of the quality specifications in Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the Receipt Points, Gatherer shall have the right to cease accepting such Crude Oil into the Gathering System or reject such Crude Oil from entering the Gathering System, as applicable.

(e) Acceptance of Nonconforming Crude Oil. Without limiting the rights and obligations of Gatherer pursuant to clause (d) immediately above, Gatherer may elect to accept receipt at any Receipt Point of Shipper Crude Oil that fails to meet any of the quality specifications stated above. Such acceptance by Gatherer shall not be deemed a waiver of Gatherer's right to refuse to accept non-specification Shipper Crude Oil at a subsequent time.

(f) Liability for Nonconforming Crude Oil. With respect to any Shipper Crude Oil that fails to meet the quality specifications under this Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the Receipt Points, Shipper shall be responsible for (i) any fees charged by any Downstream Facility; (ii) any costs incurred by Gatherer and agreed to by Shipper in order to avoid such fees for such Crude Oil; and (iii) any costs, expenses or damages incurred by Gatherer (including with respect to any damages incurred to the Gathering System). Additionally, Shipper shall always be responsible for fees charged by a Downstream Facility due to non-specification Shipper Crude Oil and will indemnify the Gatherer Group from claims by a Downstream Facility arising from non-specification Shipper Crude Oil.

Appendix I – Page 3

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(g) Liability for Nonconforming Commingled Crude Oil. With respect to any Shipper Crude Oil that (i) fails to meet the quality specifications of any Downstream Facility under Section 1.1(b) of the Operating Terms, but (ii) meets the quality specifications set forth in Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the applicable Receipt Point, Shipper shall not be responsible for (A) any fees charged by any Downstream Facility as a result thereof; or (B) any other costs, expenses or damages incurred by Gatherer (including with respect to any damages incurred to the Gathering System) with respect to such commingled Crude Oil.

1.2 Nomination Procedures. "Nominations" or "Nominate" means a request submitted by Shipper to Gatherer for the prospective gathering of specific volumes of Shipper Crude Oil on Subsystem-by-Subsystem, Short-Haul Line, Receipt Point-by-Receipt Point and Delivery Point-by-Delivery Point bases. The Nomination procedure for each Subsystem and Short-Haul Line is as follows:

(a) Nomination Procedures. Each Nomination shall (x) be prepared by Shipper and submitted to Gatherer as soon as possible in a mutually agreed form and (y) contain customary information regarding the applicable receipt and/or delivery of Shipper Crude Oil to or from the Gathering System.

(i) Shipper shall submit to Gatherer, either verbally or in writing and no later than 10:00 a.m. CCT of the 20th Day of each Month, Shipper's best estimate of the Daily volume of Shipper Crude Oil that Shipper intends to deliver to Gatherer at each Receipt Point for the following Month (the "Delivery Quantities"). Such estimate shall be stated in Barrels per Day.

(ii) On or before the 20th Day of each Month, Gatherer will, subject to Section 1.2(a)(v) of the Operating Terms below and the validation of Nominations by Downstream Facilities, notify Shipper of all non-confirmed or otherwise invalid Delivery Quantities for the following Month for each Receipt Point. Gatherer will provide Shipper with confirmation in writing of the confirmed Delivery Quantities.

(iii) If Shipper desires to modify the Delivery Quantities for a Receipt Point for any time after Gatherer accepts and validates the Delivery Quantities, Shipper must notify Gatherer of such modification at least two Days prior to the beginning of any such modification of Delivery Quantities. Gatherer will notify Shipper as soon as practicable if such modified Delivery Quantities are non-confirmed or otherwise invalid.

(iv) Shipper shall make any necessary arrangements to be able to deliver the Delivery Quantities to Gatherer at the Receipt Points.

(v) Shipper shall make any necessary arrangements for downstream transportation of Shipper Crude Oil from the Delivery Points to enable Gatherer to make deliveries to the applicable Downstream Facilities for the account of Shipper at such Delivery Points. Such arrangements shall include Shipper's Nomination of the Delivery Quantities for transportation from the Delivery Points on the applicable Downstream Facilities.

Appendix I – Page 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(vi) It is recognized that for a given Month, a Shipper Crude Oil imbalance between the Receipt Points and Delivery Points may exist. Gatherer shall calculate and track all imbalances and include same in its Monthly statement. The Parties agree to make a good faith effort to correct any actual Monthly imbalances by subsequent nominations and deliveries of Shipper Crude Oil during the remainder of the Month or the next Month, including the adjustments of receipts, deliveries and Nominations.

(vii) No Delivery Quantities shall be considered or accepted if beyond the amount of Shipper Crude Oil which Shipper has readily accessible for delivery to Gatherer. If Shipper is unable to deliver Shipper Crude Oil equal to its Delivery Quantities, its Delivery Quantities for the succeeding Month may be reduced by the amount of Delivery Quantities not utilized during the preceding Month if apportionment is necessary.

(viii) Notwithstanding anything to the contrary herein (A) the Nominations made by Shipper shall, with respect to each Receipt Point and Delivery Point subject to such Nomination, be made at Daily rates that are reasonably even and constant, and (B) Shipper may not make any Nomination in excess of the applicable capacity constraints for any Delivery Point or Receipt Point.

(b) Gatherer Compliance with Nominations. Notwithstanding anything in this Agreement to the contrary, Gatherer is not obligated to receive or deliver any Shipper Crude Oil in accordance with a Nomination if (i) the information and certifications required by this Agreement have not been provided by Shipper (including the information required by Section 1.2(a) of the Operating Terms), (ii) such Shipper Crude Oil does not meet the applicable quality specifications in Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms), or (iii) any of the information provided by Shipper with respect to such Nomination materially changes.

(c) Coordination with Receiving Transporters. The Parties recognize that Gatherer must coordinate its actions with those of the Downstream Facilities. Accordingly, upon 30 Days written Notice to Shipper, Gatherer may modify provisions of the Operating Terms to implement standards promulgated by the Federal Energy Regulatory Commission and adopted by any Downstream Facility as it relates to the Gathering System or to otherwise coordinate the provisions of the Operating Terms with the operating conditions, rules, or tariffs of the Downstream Facilities, and Shipper agrees to execute such amendment(s) to the Operating Terms proposed by Gatherer in good faith that reflect such modifications.

(d) Shipper Compliance. Shipper covenants and agrees that it shall, in relation to each requested receipt or delivery of Shipper Crude Oil (i) act in accordance and in a manner consistent with the applicable Nomination, and (ii) observe and comply with (A) the terms and conditions of this Agreement, including these Operating Terms, (B) Applicable Requirements, and (C) the Gathering System Rules.

Appendix I – Page 5

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1.3 Measurement Devices.

(a) All Crude Oil Tendered hereunder at Receipt Points and Delivery Points shall be measured by a suitable measurement device to be furnished and installed (or caused to be furnished and installed) by Gatherer, and subsequently kept in repair (or caused to be kept in repair) by Gatherer, and located at or near such Receipt Points and Delivery Points. Such measurement devices shall be installed, and operated in accordance with the American Petroleum Institute Manual of Petroleum Measurement Standards (the "MPMS") Chapter 5.2 Measurement of Liquid Hydrocarbons by Displacement Meters October 2005, Reaffirmed September 2010, and/or Chapter 5.6 Measurement of liquid Hydrocarbons by Coriolis Meters October 2002, Reaffirmed March 2008, and/or Chapter 5.3 Measurement of Liquid Hydrocarbons by Turbine Meters September 2005 (including Addendum 1 dated 2009) and all amendments and supplements thereto prior to the date of such installation.

(b) For Crude Oil in determining the amount of sediment, water, or other impurities and the API Gravity, the Gathering System shall utilize a proportion to flow composite sampler. The sampling device shall be installed, and operated in accordance with the MPMS Chapter 8.2 Standard Practice of Automatic Sampling of Liquid Petroleum and Petroleum products Second Edition, October 1995, Reaffirmed, March 2010. All samples shall be mixed and handled in accordance with the MPMS Chapter 8.3 Standard Practice for Mixing and Handling of Liquid Samples of Petroleum and Petroleum Products First Edition, October 1995, Reaffirmed March 2010.

1.4 Measurement Procedures.

(a) Gatherer shall prove Receipt Point and Delivery Point meter(s) in accordance with the MPMS Chapter 4.2 Displacement Provers Third Edition September 2003, Reaffirmed , March 2011 and or MPMS Chapter 4.5 Master Meter Provers November 2011.

(b) The meter(s) proving frequency shall be as follows:

(i) Meters at the Receipt Points shall be proved Quarterly.

(ii) Meters at the Delivery Points shall be proved Quarterly.

(c) Gatherer shall not be required to prove such equipment more frequently than specified in this Section 1.4 of the Operating Terms, unless a special test is requested by Shipper.

(d) In the event Shipper desires a special test of any measuring equipment, at least 72 hours advance notice shall be given to Gatherer and thereafter both Parties shall cooperate to secure a prompt test of the accuracy of such equipment. If the measuring equipment tested is found to be within the 0.25% range of accuracy compared to the previous proving, Shipper shall pay the cost of such special test including any labor and transportation costs pertaining thereto. In addition, all related volume calculations shall be considered accurate and

Appendix I – Page 6

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no adjustment is required. If the measuring equipment tested is found to be outside the 0.25% range of accuracy, Gatherer shall be responsible for such costs and a mathematical volume correction factor shall be calculated comparing the old and new meter factors to be applied for one-half of the time period between such proving and the most recent, previous proving.

(e) Subject to the foregoing, all Crude Oil volumes shall be temperature corrected to standard conditions of sixty (60) degrees Fahrenheit and fourteen and seventy-three hundredths (14.73) Psia in accordance with the latest supplement or amendment to ASTM-IP petroleum measurement tables. All calculations of Net Standard Volume, as defined by the API, including corrections for sediment and water, will be performed utilizing the current API standards.

(f) To analyze Crude Oil for the API Gravity and sediment, water, or other impurities, testing shall be performed in accordance with the MPMS Chapter 9.1 Standard Test Method for Density, Relative Density, or API Gravity of Crude Petroleum and Liquid Petroleum Products by Hydrometer Method Third Edition, December 2012 and MPMS Chapter 10.4 Determination of Sediment and Water in Crude oil by Centrifuge Method Fourth Edition October 2013.

1.5 Curtailment of Crude Oil. If capacity on the Gathering System, or any Subsystem or Short-Haul Line thereof, is interrupted, curtailed or reduced, or capacity is insufficient for the needs of all shippers desiring to use such capacity, the holders of Interruptible Service will be curtailed first, the holders of Firm Service shall be curtailed second, and the holders of Anchor Shipper Firm Service shall be curtailed last. As among the holders of each of Firm Service and Anchor Shipper Firm Service, the capacity available on each Subsystem or Short-Haul Line, as applicable, to each such class of service under the preceding sentence shall be allocated among the holders of the applicable class of service on a pro rata basis, based on the percentage derived by dividing the Daily average volume of Crude Oil actually Tendered by each holder of the applicable class of service to Receipt Points on such Subsystem or Short-Haul Line, as applicable, during the prior 90 Day period by the total volume of such Crude Oil actually Tendered by all holders of the applicable class of service during such period to Receipt Points on such Subsystem or Short-Haul Line, as applicable. As among holders of Interruptible Service, the capacity available to such service, if any, shall be allocated pro rata among the holders of such service based on the percentage derived by dividing the Daily average volume of Crude Oil actually Tendered by each holder of Interruptible Service to Receipt Points on such Subsystem or Short-Haul Line, as applicable, during the prior 60 Day period by the total volume of such Crude Oil actually Tendered by all holders of Interruptible Service to Receipt Points on such Subsystem or Short-Haul Line, as applicable, during such period. During periods of curtailment on the Gathering System, the Parties shall meet to review alternative options for Shipper to optimize its overall volume throughput and related revenues in light of the specific constraints causing such curtailment on the Gathering System.

1.6 Allocations. Allocations required for determining payments or Fees due under this Agreement shall be made by Gatherer. This Section 1.6 of the Operating Terms shall be based upon the measurements taken and quantities determined for the applicable Month. The

Appendix I – Page 7

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Product Losses for each Subsystem and Short-Haul Line, as applicable, in any Month shall be determined by subtracting (a) the volumes of Crude Oil actually delivered to the Delivery Points on such Subsystem or Short-Haul Line, as applicable, during such Month, from (b) the volumes of all Crude Oil received into the Gathering System at all Receipt Points on such Subsystem or Short-Haul Line, as applicable, during such Month.

Appendix I – Page 8

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APPENDIX II

DEFINITIONS

As used in this Agreement, capitalized words and terms shall have the meaning ascribed to such terms as set forth below.

"Additional Crude Oil" means any Shipper Crude Oil that is not Dedicated Production.

"Adequate Assurance" has the meaning given such term in Section 18.2.

"Adequate Letter of Credit" means one or more direct-pay, irrevocable, standby letters of credit from a major U.S. commercial bank or a foreign bank with a U.S. branch office in either case having a credit rating of at least "A-" (or its equivalent successor rating) from Standard & Poor's Corporation or "A3" (or its equivalent successor rating) from Moody's Investor Services, Inc.

"Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.

"Agreement" has the meaning given such term in the preamble hereof.

"Anchor Shipper Firm Service" means that type of System Service that (a) has the highest priority call on capacity of all of the Gathering System, or any Subsystem or Short-Haul Line thereof, (b) shall only be subject to interruption or curtailment by reason of an event of Force Majeure, necessary Gathering System maintenance, or as otherwise expressly set forth in this Agreement, and (c) in any event, has a higher priority than Interruptible Service, Firm Service and any other permissible level of service established by Gatherer with respect to the Gathering System.

"Applicable Requirements" means (a) any applicable pipeline's operating and engineering standards, (b) any and all applicable local state and federal Laws, and (c) any applicable operating regulations or directions of any Governmental Authority.

"Bakken Area" means, collectively, the following Counties located in North Dakota: Adams, Billings, Bottineau, Bowman, Burke, Burleigh, Divide, Dunn, Golden Valley, Hettinger, McHenry, McIntosh, McKenzie, McLean, Mercer, Morton, Mountrail, Renville, Slope, Stark, Walsh, Ward and Williams.

"Barrel" means 42 United States standard gallons each of 231 cubic inches at 60° Fahrenheit.

"Business Day" means a Day (other than a Saturday or Sunday) on which commercial banks in New York, New York are generally open for business.

Appendix II – Page 1

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"CCT" means the time in the Central Time Zone, whether actual or programmed as Central Standard Time or Daylight Savings Time, or such other time as the Parties may agree upon.

"Claiming Party" has the meaning given such term in Section 14.1.

"Committed Build-Out Costs" has the meaning given such term in Section 5.2(c)(i).

"Committed Build-Out Estimate" has the meaning given such term in Section 5.2(c)(i).

"Committed Build-Outs" has the meaning given such term in Section 5.2(b)(iii).

"Confidential Information" has the meaning given such term in Section 19.5.

"Conflicting Dedication" has the meaning given such term in Section 4.2.

"Control" and its derivatives (a) with respect to any Person, mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract, or otherwise, and (b) with respect to any Crude Oil, means the right or obligation (pursuant to a marketing, agency, operating, unit or similar agreement or otherwise) of a Person to market such Crude Oil, as applicable; provided that such Person has elected or is obligated to market such Crude Oil on behalf of a Non-Party.

"CPI" has the meaning given such term in Section 7.1(e)(ix).

"Crude Oil" means a mixture of hydrocarbons that exist in a liquid state in natural underground reservoirs and that remain liquid at atmospheric pressure after passing through mechanical separating facilities.

"Current Development Plan" has the meaning given such term in Section 5.1.

"Current Gathering System Plan" has the meaning given such term in Section 5.2.

"Day" means a period of time beginning at 9:00 a.m. CCT on a calendar day and ending at 9:00 a.m. CCT on the succeeding calendar day. The term "Daily" shall have the correlative meaning.

"Dedicated Area" has the meaning given such term in Section 4.1(a)(i).

"Dedicated Contracts" has the meaning given such term in Section 4.1(a)(ii).

"Dedicated Producer Crude Oil" has the meaning given such term in Section 4.1(a)(i).

"Dedicated Production" has the meaning given such term in Section 4.1(b).

Appendix II – Page 2

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"Dedicated Production Estimates" has the meaning given such term in Section 5.1(b)(iii).

"Delivery Point" means the points of interconnection of the Gathering System described on Exhibit I, which Exhibit may be updated from time to time by the Parties pursuant to this Agreement, including pursuant to the agreement on an Updated Development Plan and related updated Gathering System Plan pursuant to Article 5.

"Delivery Quantities" has the meaning given such term in Section 1.2(a)(i) of the Operating Terms.

"Development Period" means, as of any date of determination, the greater of (a) the then-remaining Term of this Agreement (such remaining Term to be calculated using the assumptions that (i) Gatherer has elected to renew this Agreement for the Secondary Term hereof and (ii) no Party has elected to terminate the Agreement pursuant to Section 2.2(c)) and (b) thirteen (13) years.

"Development Plan" has the meaning given such term in Section 5.1(a).

"Downstream Facility" means (a) any pipeline downstream of any Delivery Point on the Gathering System, (b) any terminalling facility downstream of any Delivery Point on the Gathering System, or (c) any truck, rail car, tank car or other similar vehicle or piece of equipment, in each case, designated by Shipper to receive deliveries of Shipper Crude Oil at any Delivery Point.

"Effective Time" has the meaning given such term in the preamble of this Agreement.

"Excluded Fields" has the meaning given such term in Exhibit B-1.

"Exclusive Producer Purchase Right" has the meaning given such term in Section 15.1(b).

"Executive Election" has the meaning given such term in Section 5.3(e).

"Executive Representative" has the meaning given such term in Section 5.3(e)(i).

"Fees" mean, collectively, the Gathering Fees, Injection Fees and the Shortfall Fees.

"Firm Service" means that type of System Service that (a) other than Anchor Shipper Firm Service, has the highest priority call on capacity of all of the Gathering System, or any Subsystem or Short-Haul Line thereof, (b) shall only be subject to interruption or curtailment by reason of an event of Force Majeure, necessary Gathering System maintenance, or as otherwise expressly set forth in this Agreement, and (c) in any event, has a higher priority than Interruptible Service.

"Force Majeure" has the meaning given such term in Section 14.1.

Appendix II – Page 3

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"Gatherer" has the meaning given to it in the preamble of this Agreement.

"Gatherer Group" has the meaning given such term in Section 16.2.

"Gathering Fees" means the Goliath Gathering Fee, the Hawkeye Gathering Fee and/or the Red Sky Gathering Fee, as the context requires.

"Gathering Services" has the meaning given such term in Section 3.1(a).

"Gathering System" has the meaning given such term in Section 2.1.

"Gathering System Plan" has the meaning given such term in Section 5.2(a).

"Gathering System Rules" means the rules communicated to Shipper by Gatherer, in each case, pertaining to access, safety, conduct and use of the Gathering System.

"Goliath Gathering Fee" has the meaning given such term in Exhibit G-1.

"Goliath MVC" means the MVC applicable to the Goliath Subsystem.

"Goliath Subsystem" has the meaning given such term in Section 2.1.

"Governmental Authority" means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

"Group" means (a) with respect to Shipper, the Shipper Group, and (b) with respect to Gatherer, the Gatherer Group.

"Hawkeye Gathering Fee" has the meaning given such term in Exhibit G-1.

"Hawkeye MVC" means the MVC applicable to the Hawkeye Subsystem.

"Hawkeye Subsystem" has the meaning given such term in Section 2.1.

"Historical Capital Expenditures" means $[***].

"Initial Term" has the meaning given such term in Section 2.2.

"Injection Fee" has the meaning given such term in Exhibit G-1.

"Injection Points" means those Receipt Points that are located on the Short-Haul Lines (and not the Subsystems).

Appendix II – Page 4

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"Interest Rate" means, on the applicable date of determination (a) the prime rate (as published in the "Money Rates" table of The Wall Street Journal, eastern edition, or if such rate is no longer published in such publication or such publication ceases to be published, then as published in a similar national business publication as mutually agreed by the Parties), plus (b) an additional two percentage points (or, if such rate is contrary to any applicable Law, the maximum rate permitted by such applicable Law).

"Interruptible Service" means all obligations of Gatherer to provide System Services with respect to Crude Oil, which obligations are designated as interruptible and as to which obligations Gatherer may interrupt its performance thereof for any or no reason.

"Invoice" has the meaning given such term in Section 12.1.

"Laws" means any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.

"Loss" or "Losses" means any actions, claims, settlements, judgments, demands, liens, losses, damages, fines, penalties, interest, costs, expenses (including expenses attributable to the defense of any actions or claims), attorneys' fees and liabilities, including Losses for bodily injury, death, or property damage.

"Maintenance Capital Estimate" has the meaning given such term in Section 5.2(c)(ii).

"Maintenance Capital Expenditures" means cash expenditures (including expenditures for the construction of new capital assets or the replacement, improvement or expansion of existing capital assets) by Gatherer that are made to maintain, over the long term, the operating capacity of the Gathering System. For purposes of this definition, "long term" generally refers to a period of not less than 12 Months.

"Minimum Volume Commitment" or "MVC" has the meaning given such term in Section 6.1.

"Month" means a period of time beginning at 9:00 a.m. CCT on the first Day of a calendar month and ending at 9:00 a.m. CCT on the first Day of the next succeeding calendar month. The term "Monthly" shall have the correlative meaning.

"MPMS" has the meaning given such term in Section 1.3(a) of the Operating Terms.

"MVC Shortfall Credits" has the meaning given such term in Section 6.2.

"Nominate" and its derivatives have the meaning given such terms in Section 1.2 of the Operating Terms.

"Non-Party" means any Person other than a Party to this Agreement.

"Non-Party Crude Oil" means Crude Oil owned by a Non-Party.

Appendix II – Page 5

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"Notice" has the meaning given such term in Section 19.2.

"OFO" means an operational flow order or similar order respecting operating conditions issued by a Downstream Facility.

"Operating Expense Estimate" has the meaning given such term in Section 5.2(c)(iii).

"Operating Terms" means those additional terms and conditions applicable to the System Services provided under this Agreement, as set forth in Appendix I.

"Operational Failure" means any explosions, breakage or accidents to machinery or lines of pipe that are not caused by the gross negligence or willful misconduct of Shipper.

"Original Agreement" has the meaning given such term in the recitals to this Agreement.

"Party" or "Parties" has the meaning given such term in the Preamble.

"PDA" means, with respect to a Receipt Point or Delivery Point, a predetermined allocation directive from, or agreement with, Shipper.

"Person" means any individual, corporation, company, partnership, limited partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

"Planned Delivery Point" has the meaning given such term in Section 5.1(b)(vii).

"Planned Receipt Point" has the meaning given such term in Section 5.1(b)(iv).

"Planned Well" has the meaning given such term in Section 5.1(b)(ii).

"Producer" means Hess Bakken Investments II, LLC, a Delaware limited liability company, and any of such Person's successors and assigns.

"Product Loss" means any Crude Oil received into the Gathering System that is lost, deemed lost or otherwise not accounted for incident to, or occasioned by, the provision of the System Services, including through leaks, instrumentation, relief valves, evaporation, shrinkage, line loss, clingage, discoloration, deterioration, or blow downs of pipelines, vessels, or equipment; provided, however that "Product Loss" shall not include any Crude Oil that is lost as a result of Gatherer's gross negligence or willful misconduct.

"Product Loss Allowance" means [***]%.

"Psia" means pounds per square inch absolute.

"Quarter" means a period of three consecutive Months, commencing on the first day of January, the first day of April, the first day of July and the first day of October in any Year.

Appendix II – Page 6

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"Recalculation Election" has the meaning given such term in Section 7.1(e).

"Receipt Point" means the connecting flanges on the Gathering System that are described on Exhibit H, which Exhibit may be updated from time to time by the Parties pursuant to this Agreement, including pursuant to the agreement on an Updated Development Plan and related updated Gathering System Plan pursuant to Article 5.

"Red Sky Gathering Fee" has the meaning given such term in Exhibit G-1.

"Red Sky MVC" means the MVC applicable to the Red Sky Subsystem.

"Red Sky Subsystem" has the meaning given such term in Section 2.1.

"Residual Value" has the meaning given such term in Exhibit G-2.

"Return on Capital" means [***] percent ([***]%), as such return level may be modified by Gatherer pursuant to the provisions of Section 7.1(d).

"Secondary Term" has the meaning given such term in Section 2.2.

"Shipper" has the meaning given such term in the preamble of this Agreement.

"Shipper Group" has the meaning given such term in Section 16.3.

"Shipper Crude Oil" has the meaning given such term in the recitals to this Agreement.

"Shipper Parent" has the meaning given such term in Section 18.1.

"Shortfall Fee" has the meaning given such term in Section 7.1(c).

"Short-Haul Lines" has the meaning given such term in Section 2.1.

"Subsystem" means any of the Goliath Subsystem, Hawkeye Subsystem or Red Sky Subsystem, as the same may be amended or modified by a System Extension.

"System Budget" has the meaning given such term in Section 5.2(c).

"System Extension" has the meaning given such term in Section 5.2(b)(iii).

"System Services" has the meaning given such term in Section 3.1.

"Target Completion Date" has the meaning given such term in Section 5.2(b)(iv).

"Temporary Release" has the meaning given such term in Exhibit B-1.

Appendix II – Page 7

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"Tender" and its derivatives mean, with respect to Crude Oil, the act of Shipper's making Shipper Crude Oil available or causing Shipper Crude Oil to be made available to the Gathering System at a Receipt Point.

"Term" has the meaning given such term in Section 2.2.

"TEXA" means that certain Terminal and Export Services Agreement, dated effective as of the Effective Date, by and between Shipper and Hess North Dakota Export Logistics LLC, as the same may be amended, modified or supplemented from time to time.

"Uneconomic" has the meaning given such term in Section 10.1(b)(i).

"Updated Development Plan" has the meaning given such term in Section 5.1(a).

"Well" means a well for the production of hydrocarbons that is either producing, or is intended to produce, Dedicated Production.

"Year" means a period of time on and after January 1 of a calendar year through and including December 31 of the same calendar year; provided that the first Year shall commence on the execution date of the Original Agreement and run through December 31 of that calendar year, and the last Year shall commence on January 1 of the calendar year and end on the Day on which this Agreement terminates.

Appendix II – Page 8

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EXHIBIT A-1

GOLIATH SUBSYSTEM

The Goliath Subsystem consists of pipelines, interconnections, facilities, equipment, appurtenances and surface rights that are in the process of being constructed, in each case, located north of the Little Missouri River and in Williams County, North Dakota.

The Goliath Subsystem will, once placed in-service (a) commence at the Receipt Points denoted in the "Tariff Field" column of Exhibit H as "GO", and (b) terminate at the applicable Delivery Points described in Exhibit I.

Exhibit A-1 – Page 1

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EXHIBIT A-2

HAWKEYE SUBSYSTEM

The Hawkeye Subsystem consists of existing pipelines, interconnections, facilities, equipment, appurtenances and surface rights, in each case, located in McKenzie and Williams Counties, North Dakota.

The Hawkeye Subsystem (a) commences at the Receipt Points denoted in the "Tariff Field" column of Exhibit H as "HA", and (b) terminates at the applicable Delivery Points described in Exhibit I.

Exhibit A-2 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A-3

RED SKY SUBSYSTEM

The Red Sky Subsystem consists of existing pipelines, interconnections, facilities, equipment, appurtenances and surface rights, in each case, located north of the Little Missouri River and in Williams, Mountrail, Divide and Burke Counties, North Dakota.

The Red Sky Subsystem (a) commences at the Receipt Points denoted in the "Tariff Field" column of Exhibit H as "RS", and (b) terminates at the applicable Delivery Points described in Exhibit I.

Exhibit A-3 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A-4

SHORT-HAUL LINES

Short-Haul Line Name	Originating Location	Delivery Location	LACT#	Existing / Future
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Exhibit A-4 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT B-1

DEDICATED AREA; EXCLUDED FIELDS

The "Dedicated Area" is the entire Bakken Area.

Notwithstanding the foregoing, as of the Effective Time, the Parties have agreed that the Excluded Fields shall be temporarily released from the dedication hereunder, but only with respect to Shipper Crude Oil formerly owned or Controlled by Producer and produced from those oil and gas properties located in the Excluded Fields that are operated by Producer (the "Temporary Release"). The Temporary Release shall be effective for a period of three Years from and after the Effective Time; provided, however, that the Temporary Release may be extended, as to each then-applicable Excluded Field, on a Year-to-Year basis, and in each case, for a period of one additional Year. The Parties shall use their good faith efforts to reach agreement on whether to extend all or a portion of the Temporary Release on or prior to July 1 of each Year in which the Temporary Release remains applicable. Should the Parties be unable to mutually agree, on or prior to such July 1 date, whether to extend all or a portion of the Temporary Release as of such time, the Parties shall utilize the executive negotiation provisions of Section 5.3(e) to resolve such dispute. If, following the implementation of the provisions of Section 5.3(e), (a) no agreement has been reached pursuant to Section 5.3(e) by December 31 of such Year, then the then-applicable Temporary Release shall automatically be extended for one additional year, or (b) it is determined that all or a portion of the Temporarily Release then-in effect should not be extended, then such portion(s) of the Temporary Release may not then be later extended in a subsequent Year.

For the avoidance of doubt, the Temporary Release does not affect any Shipper Crude Oil formerly owned or Controlled by Producer and produced from those oil and gas properties located in the Excluded Fields that are not operated by Producer, but from which Producer has elected to take its applicable production in-kind.

The "Excluded Fields" are more particularly described below. The Excluded Fields referenced below are (i) field name references utilized by Producer and Shipper and do not correlate to specific North Dakota Industrial Commission field names, and (ii) defined by the maps included on the following pages.

Excluded Fields
[***]
[***]
[***]
[***]
[***]

Exhibit B-1 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***]

Exhibit B-1 – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***]

Exhibit B-1 – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***]

Exhibit B-1 – Page 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***]

Exhibit B-1 – Page 5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***]

Exhibit B-1 – Page 6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT B-2

DEDICATED CONTRACTS

NONE.

Exhibit B-2 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT C

CONFLICTING DEDICATIONS

#	Party	Agreement	Effective	Term	Area/Volume
1.	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]

The Parties agree that, with respect to the Conflicting Dedications described above as numbers 3 through 6, Shipper shall first utilize Barrels of Shipper Crude Oil to meet such Conflicting Dedications that were formerly owned or Controlled by Producer and produced from those oil and gas properties located in the then-applicable Excluded Fields that are operated by Producer.

The Parties agree that, with respect to the Conflicting Dedication described above as number 3, Shipper may only deliver volumes of Shipper Crude Oil under such Conflicting Dedication from wells in the [***] field that are not connected to the Gathering System at the time of production or from the Excluded Fields.

The Parties agree that, with respect to the Conflicting Dedication described above as number 5, Shipper may only deliver volumes of Shipper Crude Oil under such Conflicting Dedications from (i) wells that are directly connected to [***] gathering facilities as of January 1, 2017, (ii) wells [***] that are not connected to the Gathering System at the time of production or (iii) from the Excluded Fields.

For the avoidance of doubt, no Shipper Crude Oil subject to a Conflicting Dedication is, or shall be, included in any Dedicated Production Estimates contained in any Development Plan delivered by Shipper hereunder while the applicable Conflicting Dedication is still in effect.

*	The Parties have agreed that [***] Conflicting Dedication may be extended beyond its current term for up to an additional [***] years, resulting in a term ending as late as [***].

Exhibit C – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT D

CURRENT DEVELOPMENT PLAN

Notwithstanding anything in Section 5.1 to the contrary, the Parties acknowledge that the Current Development Plan contained in this Exhibit D does not contain all of the information called for by Section 5.1 with respect to each Development Plan, as it is recognized that current Shipper reporting, process, and system capabilities limit the Current Development Plan to the detail shown below.

See Schedules attached to the following pages.

Exhibit D – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SCHEDULE 1 - DEDICATED OIL ESTIMATES BY SUBSYSTEM AND SHORT-HAUL LINE1

MBblsd	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Goliath System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to RTF / TRT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to 3rd Party	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Prospective 3rd Party Volumes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Hawkeye System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to RTF / TRT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to 3rd Party	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Prospective 3rd Party Volumes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Red Sky System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to RTF / TRT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to 3rd Party	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Prospective 3rd Party Volumes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
Goliath System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to RTF / TRT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to 3rd Party	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Prospective 3rd Party Volumes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Hawkeye System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to RTF / TRT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to 3rd Party	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Prospective 3rd Party Volumes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Red Sky System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to RTF / TRT	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to 3rd Party	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Prospective 3rd Party Volumes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[1]	Schedule 1 is broken out by Subsystem and Short-Haul Line Receipt Point groups, and not by individual Receipt Points. See lead in paragraph to this Exhibit D.

Exhibit D – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Short-haul Lines	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Goliath System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Red Sky System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
Goliath System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Red Sky System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit D – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SCHEDULE 2 - DEDICATED OIL ESTIMATES BY DELIVERY POINT2

MBblsd	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Terminals Inlet[3]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
Terminals Inlet	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Short-haul Lines	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Goliath System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Red Sky System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
Goliath System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Red Sky System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[2]	Schedule 2 is broken out by general Delivery Point groups, and not by individual Delivery Points. See lead in paragraph to this Exhibit D.

[3]	Terminals Inlet includes volumes gathered and trucked in gathering system and third party purchases delivered inlet to the terminals.

Exhibit D – Page 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT E

CURRENT GATHERING SYSTEM PLAN

The Current Gathering System Plan includes the information required by Section 5.2(b):

Section 5.2(b)(i): See Exhibit A-1, Exhibit A-2, Exhibit A-3, and Exhibit A-4.

Section 5.2(b)(ii): See Exhibit H, and Exhibit I.

Section 5.2(b)(iii): See Schedule 1 attached below.

Section 5.2(b)(iv): See Schedule 1 attached below.

Section 5.2(b)(v): See Schedule 2 attached below.

SCHEDULE 1: SYSTEM EXTENSIONS AND TARGET COMPLETION DATES

$(thousands)	Target Completion Date
Various Red Sky System Extension Items	2029
Various Hawkeye System Extension Items	2021
Various Goliath System Extension Items	2029

SCHEDULE 2: CHANGES TO FEES DUE TO A RECALCULATION ELECTION

FEE TYPE:	FEE AMOUNT:
Gathering Fees:
Goliath Gathering Fee	$[***]/Barrel
Hawkeye Gathering Fee	$[***]/Barrel
Red Sky Gathering Fee	$[***]/Barrel

Injection Fee:	$[***]/Barrel

Exhibit E – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Included below is the System Budget that corresponds to the Current Gathering System Plan set forth in this Exhibit E.

Such System Budget includes the information required by Section 5.2(c):

Section 5.2(c)(i): See Schedule A attached below.

Section 5.2(c)(ii): See Schedule B attached below.

Section 5.2(c)(iii): See Schedule C attached below.

Section 5.2(c)(iv): See Schedule D attached below.

SCHEDULE A: COMMITTED BUILD-OUT COSTS

$(thousands)	2016	2017	2018	2019	2020	2021	2022	2023
Red Sky Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Goliath Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE B: MAINTENANCE CAPITAL ESTIMATES

$(thousands)	2016	2017	2018	2019	2020	2021	2022	2023
Red Sky Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Goliath Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE C: OPERATING EXPENSE ESTIMATES

$(thousands)	2016	2017	2018	2019	2020	2021	2022	2023
Red Sky Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Goliath Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit E – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SCHEDULE D: ESTIMATED SCHEDULE OF MAINTENANCE

$(thousands)	2016	2017	2018	2019	2020	2021	2022	2023
Red Sky Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Goliath Crude Oil Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit E – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT F

CURRENT MINIMUM VOLUME COMMITMENTS

	MVC AMOUNT (BARRELS/DAY):
MVC TYPE	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	3Q 2017	4Q 2017	1Q 2018	2Q 2018	3Q 2018	4Q 2018
Goliath	9,267	8,961	8,724	8,898	7,814	8,205	9,194	10,740	17,855	17,915	17,352	18,552
Hawkeye	12,059	11,593	12,108	12,670	38,669	38,620	39,411	38,793	64,273	64,146	64,175	63,752
Red Sky	26,358	26,424	26,481	26,533	29,779	29,820	29,857	30,194	34,240	31,460	31,311	30,538

Exhibit F - Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT G-1

FEES

FEE TYPE:	FEE AMOUNT:
Gathering Fees:
Goliath Gathering Fee	$[***]/Barrel
Hawkeye Gathering Fee	$[***]/Barrel
Red Sky Gathering Fee	$[***]/Barrel

Injection Fee:	$[***]/Barrel

Exhibit G-1 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT G-2

FEE RECALCULATION MODEL

Original Methodology

•

The production profile used will be based on the Current Development Plan. To the extent appropriate, the production profile is adjusted by an operating factor of [***]% to reflect realistic operations. Further, the Current Development Plan will be adjusted to reflect major maintenance and turnarounds.

•	Initial capital (opening balance) is based upon net book value as of December 31, 2013.

•	Committed Build-Out Costs and Maintenance Capital Estimates are based on the Current Gathering System Plan.

•	Operating Expense Estimates are derived from the Current Gathering System Plan.

•	Includes projected public company and executive management costs allocated on a pro rata basis to the assets.

•	Includes major maintenance and turnaround expenses

•

"Residual Value" equals (a) the sum of initial capital and Committed Build-Out Costs over the Initial Term (10 years), multiplied by (b) (i) one, minus (ii) (A) the ratio of cumulative throughput from the Current Development Plan in the Initial Term (10 years), divided by (B) the cumulative throughput from the Current Development Plan over the full plan period (20 years).

•	The Return on Capital (unadjusted), using a mid-year convention, was utilized.

•	Fees are expressed as an escalating $/Mcf or $/Barrel, as applicable, figure required to achieve the Return on Capital.

•

Fees are escalated based on the average annual percentage change in the CPI for the 10 years prior to each Recalculation Election date or 2.4% for calendar year 2014 and will be expressed on an annual basis in forward years.

•	Market-based Fees not subject to target return calculation but subject to CPI escalation:

•	Injection Fees

•	If applicable, pass-through costs (power and utilities, other) and market-based revenue streams (compression fees, short-haul/injection fees, other) are set to offset costs to be recovered.

Exhibit G-2 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Redetermination Methodology

Each year, if a Recalculation Election is made pursuant to Section 7.1(e), the Fees will be recalculated to reflect:

•	The enumerated items in Section 7.1(e)(i) through (ix).

•

The present value of prior year(s) revenue and throughput will be subtracted from the "Required Cost Recovery" and "Escalating Tariff Throughput" (as each such term is used in the following example calculations) calculations so that the new Fees reflect costs to be recovered over the remaining Term coupled with expected throughput.

•	Operating Expense Estimates based upon the latest updated Gathering System Plan for the applicable year and subsequent years. Prior year(s) Operating Expense will not be trued-up to actuals.

•	Projected public company and executive management costs allocated on a pro rata basis to the assets.

•	Major maintenance and turnaround expenses not otherwise included in the above listed items.

•	Any scheduled downtime of the Gathering System.

•	Adjusted Residual Value based on latest Updated Development Plan.

•	All other assumptions will be the same as the Original Methodology set forth above.

Exhibit G-2 – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Example Fee Calculation

		Calculation / Notes	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
A	Discounting Date		31-Dec	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun
B	IRR ([***]%)
C	Tariff Escalation Index ([***]%)	CPI - annual update	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Estimates
D	Initial capital		#
E	Committed Build-Out Costs			#	#	#	#	#	#	#	#	#	#
F	Maintenance Capital Estimates			#	#	#	#	#	#	#	#	#	#
G	Operating Expenses			#	#	#	#	#	#	#	#	#	#
H	Total Costs before Add backs	D+E+F+G	#	#	#	#	#	#	#	#	#	#	#
Add backs (decreases required cost recovery)
I	Power & Utilities Pass-through *			- #	- #	- #	- #	- #	- #	- #	- #	- #	- #
J	Compression Revenues *	$[***] C [***] High Pressure Gas		- #	- #	- #	- #	- #	- #	- #	- #	- #	- #
K	Short-Haul / Injection Revenues *	$[***] C [***] Short-Haul Vol.		- #	- #	- #	- #	- #	- #	- #	- #	- #	- #
L	Residual Value	See description												- #
M	Total Add backs	I+J+K+L+X		#	#	#	#	#	#	#	#	#	#	#
N	Net Total Costs	H-M	#	#	#	#	#	#	#	#	#	#	#	#
O	Required Cost Recovery	= xnpv (B,A,N) - xnpv (2014 actual revenue)	PV @ [***]% as of 1/1/14
Throughput Estimate (Mbbls or MMcf)			2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
P	2014 Nomination			#	#	#	#	#	#	#	#	#	#
Q	Operating Factor *			%	%	%	%	%	%	%	%	%	%
R	Net Throughput	= P * Q		#	#	#	#	#	#	#	#	#	#
S	Escalating Net Throughput	= R * C		#	#	#	#	#	#	#	#	#	#
T	Escalating Tariff Throughput	= xnpv (B,A,S) - xnpv (2014 actual throughput)	PV @ [***]% as of 1/1/14
Tariff Rate & Tariff Revenue			2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
U	2014 Tariff Rate ($/Bbl or $/Mcf)	= O / T
V	Tariff Revenue	xnpv (B,A,V) - xnpv (2014 actual throughput) = O		U*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R

*	Note: Not applicable to all tariffs

Exhibit G-2 – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Example Redetermination Election Fee Calculation (First Redetermination Election)

		Calculation / Notes	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
A	Discounting Date		31-Dec	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun
B	IRR (TBD%)
C	Tariff Escalation Index (TBD%)	CPI - annual update	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]% used for illustrative purposes
Cost Estimates
D	Initial capital		#
E	Committed Build-Out Costs			Actual	#	#	#	#	#	#	#	#	#
F	Maintenance Capital Estimates			Actual	#	#	#	#	#	#	#	#	#
G	Operating Expenses			ISP	#	#	#	#	#	#	#	#	#
H	Total Costs before Add backs	D+E+F+G	#	Actual/ISP	#	#	#	#	#	#	#	#	#
Add backs (decreases required cost recovery)
I	Power & Utilities Pass-through *			Actual	- #	- #	- #	- #	- #	- #	- #	- #	- #
J	Compression Revenues *	$[***] C [***] High Pressure Gas		Actual	- #	- #	- #	- #	- #	- #	- #	- #	- #
K	Short-Haul / Injection Revenues *	$[***] C [***] Short-Haul Vol.		Actual	- #	- #	- #	- #	- #	- #	- #	- #	- #
L	Residual Value	See description												- #
M	Total Add backs	I+J+K+L+X		Actual	#	#	#	#	#	#	#	#	#	#
N	Net Total Costs	H-M	#	Actual/ISP	#	#	#	#	#	#	#	#	#	#
O	Required Cost Recovery	= xnpv (B,A,N) - xnpv (2014 actual revenue)	PV @ [***]% as of 1/1/14
Throughput Estimate (Mbbls or MMcf)			2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
P	2014 Nomination			n/a	#	#	#	#	#	#	#	#	#
Q	Operating Factor *			n/a	%	%	%	%	%	%	%	%	%
R	Net Throughput	= P * Q		Actual	#	#	#	#	#	#	#	#	#
S	Escalating Net Throughput	= R * C		#	#	#	#	#	#	#	#	#	#
T	Escalating Tariff Throughput	= xnpv (B,A,S) - xnpv (2014 actual throughput)	PV @ [***]% as of 1/1/14
Tariff Rate & Tariff Revenue			2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
U	2014 Tariff Rate ($/Bbl or $/Mcf)	= O / T		2014 Rate	U*C	U*C	U*C	U*C	U*C	U*C	U*C	U*C	U*C	U*C
V	Tariff Revenue	xnpv (B,A,V) - xnpv (2014 actual throughput) = O		Actual	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R	U*C*R

* Note: Not applicable to all tariffs

Exhibit G-2 – Page 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT G-3

SECONDARY TERM FEE

Effective as of the first Year of the Secondary Term, each Fee hereunder shall be calculated in the following manner:

1. For the first Year of the Secondary Term, each Fee shall be an amount equal to the simple average of: (a) an amount equal to (i) the amount of such Fee for the eighth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the eighth Year of the Initial Term to the first Year of the Secondary Term, (b) an amount equal to (i) the amount of such Fee for the ninth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the ninth Year of the Initial Term to the first Year of the Secondary Term, and (c) an amount equal to (i) the amount of such Fee for the tenth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the tenth Year of the Initial Term to the first Year of the Secondary Term.

2. For each Year during the Term following the first Year of the Secondary Term, each Fee shall be an amount equal to: (a) the amount of such Fee for the immediately preceding Year (as calculated pursuant to Section 7.1(h)), increased by (b) the percentage change in the CPI from the then-immediately preceding Year to such current Year.

3. For purposes of determining any Fee pursuant to this Exhibit G-3 during the Secondary Term and thereafter (a) no increase to any Fee resulting from any application of the CPI adjustment described above in subpart (2)(b) shall exceed 3.0% for any given Year, and (b) no Fee shall ever be decreased as a result of any application of the CPI adjustment described above in subpart (2)(b) to an amount less than the amount of such Fee as calculated pursuant to Section 7.1(h) for the prior Year.

Exhibit G-3 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT H

RECEIPT POINTS

Receipt Point Name	Tariff Field	Field Name	Type	LACT #	Existing / Future
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Receipt Point Name	Tariff Field	Field Name	Type	LACT #	Existing / Future
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Receipt Point Name	Tariff Field	Field Name	Type	LACT #	Existing / Future
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Receipt Point Name	Tariff Field	Field Name	Type	LACT #	Existing / Future
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Receipt Point Name	Tariff Field	Field Name	Type	LACT #	Existing / Future
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Note: SL=Split LACT, GO=Goliath, RS=Red Sky, HA=Hawkeye

Exhibit H – Page 5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT I

DELIVERY POINTS

Delivery Point Name	Delivery Pt. Location	Originating Facility	Type	Meter #	Existing / Future
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Note: SL=Split LACT

Exhibit I – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT J

INSURANCE

Each of the Parties shall maintain or self-insure, and shall require its applicable subcontractors or agents who (a) in the case of Gatherer, are providing any of the System Services hereunder, or (b) in the case of Shipper, are delivering any Crude Oil to the Receipt Points and/or receiving any Crude Oil at the Delivery Points hereunder, in each case, to maintain or self-insure, during the Term, the following insurance coverage:

1.	Workers' Compensation Insurance, covering obligations under all applicable Laws and employer's liability insurance in the amount of $1,000,000 per occurrence.

2.	General Liability Insurance, including contractual liability, with limits of $1,000,000 combined single limit per occurrence bodily injury and property damage with a $2,000,000 annual aggregate.

3.

Automobile Liability Insurance, with limits of $1,000,000 combined single limit per occurrence bodily injury and property damage. Such automobile insurance will apply to all owned and non-owned vehicles.

Exhibit J – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT K

NOTICE INFORMATION

If to Gatherer:

Hess North Dakota Pipelines LLC

1501 McKinney Street

Houston, Texas 77010

Attn: Director, Commercial - Midstream

Fax: (713) 496-8028

Email: michael.frailey@hess.com

with a copy to:

Hess North Dakota Pipelines LLC

1501 McKinney Street

Houston, Texas 77010

Attn: Operations Director

Fax: (713) 496-8028

Email: jtamborski@hess.com

If to Shipper:

Hess Trading Corporation

1501 McKinney Street

Houston, Texas 77010

Attn: US Crude Oil Marketing

Fax: (713) 496-8028

Email: wharvey@hess.com

with copies to:

Hess Trading Corporation 1501 McKinney Street Houston, Texas 77010 Attn: HTC Pipeline Scheduler Fax: (866) 581-8748 Email: ssalch@hess.com	Hess Trading Corporation 1501 McKinney Street Houston, Texas 77010 Attn: HTC Legal Fax: (713) 496-8028 Email: kbaehl@hess.com

Exhibit K – Page 1